SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           POST-EFFECTIVE AMENDMENT NO. 1
                                    FORM S-6
                               File No. 333-69777

           FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
          SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                                     N-8B-2


A. Exact name of trust:             IDS Life Variable Life Separate Account

B. Name of depositor:               IDS LIFE INSURANCE COMPANY

C. Complete address of depositor's principal executive offices:

         IDS Tower 10, Minneapolis, Minnesota 55440-0010

D. Name and complete address of agent for service:

         Mary Ellyn Minenko, Esq.
         IDS Life Insurance Company
         IDS Tower 10
         Minneapolis, Minnesota 55440-0010

It is proposed that this filing become effective (check the appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on May 1, 2000 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1) of Rule 485
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

E. Title of securities being registered:

         Flexible Premium Variable Life Insurance Policy

F. Approximate date of proposed public offering: not applicable.

AMERICAN EXPRESS VARIABLE UNIVERSAL LIFE III(SM), A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

PROSPECTUS
MAY 1, 2000

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT

ISSUED AND SOLD BY:  IDS LIFE INSURANCE COMPANY
               200 AXP Financial Center
               Minneapolis, MN 55474
               Telephone: 800-862-7919
               web site address: http://www.americanexpress.com/advisors

This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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                                                PROSPECTUS -- MAY 1, 2000      1

TABLE OF CONTENTS

THE POLICY IN BRIEF .........................     3
KEY TERMS ...................................     5
THE VARIABLE ACCOUNT ........................     7
THE FUNDS ...................................     8
RATES OF RETURN OF THE FUNDS AND
SUBACCOUNTS .................................    13
THE FIXED ACCOUNT ...........................    17
PURCHASING YOUR POLICY ......................    17
Application .................................    17
Right to examine policy .....................    18
Premiums ....................................    18
KEEPING THE POLICY IN FORCE .................    19
No lapse guarantee ..........................    19
Grace period ................................    19
Reinstatement ...............................    20
LOADS, FEES AND CHARGES .....................    20
Premium expense charge ......................    20
Monthly deduction ...........................    20
Surrender charge ............................    22
Partial surrender fee .......................    25
Mortality and expense risk charge ...........    25
Fund expenses ...............................    25
POLICY VALUE ................................    28
Fixed account value .........................    28
Subaccount values ...........................    28
PROCEEDS PAYABLE UPON DEATH .................    30
Change in death benefit option ..............    31
Changes in specified amount .................    31
Misstatement of age or sex ..................    32
Suicide .....................................    33
Beneficiary .................................    33
TRANSFERS BETWEEN THE FIXED ACCOUNT AND
SUBACCOUNTS .................................    33
Fixed account transfer policies .............    33
Minimum transfer amounts ....................    33
Maximum transfer amounts ....................    34
Maximum number of transfers per year ........    34
Two ways to request a transfer, loan or
surrender ...................................    34
Automated transfers .........................    34
Automated dollar-cost averaging .............    35

POLICY LOANS ................................    36
POLICY SURRENDERS ...........................    37
Total surrenders ............................    37
Partial surrenders ..........................    37
Allocations of partial surrenders ...........    37
Effects of partial surrenders ...............    37
Taxes .......................................    38
Exchange right ..............................    38
OPTIONAL INSURANCE BENEFITS .................    39
Waiver of monthly deduction .................    39
Accidental death benefit ....................    39
Other insured rider .........................    39
Children's insurance rider ..................    39
Automatic increase benefit rider ............    39
Accelerated benefit rider for terminal
illness .....................................    39
PAYMENT OF POLICY PROCEEDS ..................    39
FEDERAL TAXES ...............................    41
IDS Life's tax status .......................    41
Taxation of policy proceeds .................    42
Modified endowment contracts ................    42
Other tax considerations ....................    43
IDS LIFE ....................................    44
Ownership ...................................    44
State regulation ............................    44
Distribution of the policy ..................    44
Legal proceedings ...........................    44
Year 2000 ...................................    45
Experts .....................................    46
MANAGEMENT OF IDS LIFE ......................    46
OTHER INFORMATION ...........................    48
Substitution of investments .................    48
Voting rights ...............................    48
Reports .....................................    48

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2      VARIABLE UNIVERSAL LIFE POLICY

THE POLICY IN BRIEF

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 7)

THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by IDS Life. This rate will never be lower than 4.0%. (p. 17)

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to IDS Life's home office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 17)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a full refund of your premiums by mailing us the policy and a written request for cancellation within a specified period. (p. 18)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Code. (p. 18)

NO LAPSE GUARANTEE: A feature of the policy guaranteeing the policy will remain in force until the insured's attained insurance age 70 (or five policy years, if later) (always five policy years if the policy is purchased in Massachusetts or Texas). The feature is in effect if you meet certain premium requirements. (p. 19)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 19)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to IDS Life and the payment of a sufficient premium. (p. 20)

LOADS, FEES AND CHARGES: You pay the following charges, either directly (such as deductions from your premium payments or from your policy value), or indirectly (as deductions from the underlying funds.) These charges primarily compensate IDS Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- PREMIUM EXPENSE CHARGE -- deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes.

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, certain administrative expenses and optional insurance benefits.

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 10 years and for 10 years after requesting an increase in the specified amount. We base it on the initial specified amount and on any increase in the specified amount.

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                                                PROSPECTUS -- MAY 1, 2000      3

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts; equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years.

- FUND EXPENSES -- apply only to the underlying funds and consists of investment management fees, taxes, brokerage commissions and nonadvisory expenses. (p. 25)

PROCEEDS PAYABLE UPON DEATH: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

On or after the insured's attained insurance age 100, the proceeds payable upon the death of the insured will be the cash surrender value. (p. 30)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) You also can arrange for automated transfers among the fixed account and subaccounts. (p. 33)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p. 36)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 37)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account. In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance. (p. 38)

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options.
 (p. 39)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 41)

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4      VARIABLE UNIVERSAL LIFE POLICY

KEY TERMS
THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT: The general investment account of IDS Life. The fixed account is made up of all of IDS Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

IDS LIFE: In this prospectus, "we", "us", "our" and "IDS Life" refer to IDS Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the date of the application.

INSURED: The person whose life is insured by the policy.

MINIMUM MONTHLY PREMIUM: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will not lapse before the insured has attained insurance age 70 (or five policy years, if later) (always five policy years if the policy is purchased in Massachusetts or Texas). The guarantee is in effect if you meet certain premium payment requirements.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

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                                                PROSPECTUS -- MAY 1, 2000      5

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:
- Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.
- Upon the death of the insured on or after the insured has attained insurance age 100, proceeds will be the cash surrender value.
- On surrender of the policy, the proceeds will be the cash surrender value.

RISK CLASSIFICATION: A group of insureds that IDS Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 10 years of the policy and for 10 years after an increase in coverage.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: IDS Life Variable Life Separate Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT VALUE: The sum of the values that you allocate to the subaccounts of the variable account.

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6      VARIABLE UNIVERSAL LIFE POLICY

THE VARIABLE ACCOUNT

We established the variable account on October 16, 1985 under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any SEC supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by IDS Life. Other variable life insurance policies that are not described in this prospectus also invest in subaccounts of the variable account. At all times, IDS Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.

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                                                PROSPECTUS -- MAY 1, 2000      7

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES:                  INVESTMENT ADVISOR OR MANAGER
  U          IDS Life Series Fund -     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
             Equity Portfolio           in common stocks and other securities convertible    American Express Financial
                                        into common stock.                                   Corporation (AEFC), investment
                                                                                             advisor.
  FEI        IDS Life Series Fund -     Objective: to provide a high level of current        IDS Life, investment manager;
             Equity Income Portfolio    income and, as a secondary goal, steady growth of    AEFC, investment advisor.
                                        capital. Invests primarily in dividend-paying
                                        stocks. Other investments may include: common
                                        stocks, foreign securities, convertible securities,
                                        debt securities, derivative instruments and money
                                        market instruments.
  Y          IDS Life Series Fund -     Objective: to provide a high current return and      IDS Life, investment manager;
             Government Securities      safety of principal. Invests primarily in debt       AEFC, investment advisor.
             Portfolio                  obligations issued or guaranteed as to principal
                                        and interest by the U.S. government, its agencies
                                        and instrumentalities.
  V          IDS Life Series Fund -     Objective: to maximize current income while          IDS Life, investment manager;
             Income Portfolio           attempting to conserve the value of the investment   AEFC, investment advisor.
                                        and to continue the high level of income for the
                                        longest period of time. At least 50% of net assets
                                        normally will be invested in high-quality,
                                        lower-risk corporate bonds, unrated corporate bonds
                                        believed to have the same investment qualities and
                                        government bonds. Other investments may include
                                        lower-rated corporate bonds, bonds and common
                                        stocks sold together as a unit, preferred stock and
                                        foreign securities.
  IL         IDS Life Series Fund -     Objective: capital appreciation. Invests primarily   IDS Life, investment manager;
             International Equity       in common stocks of foreign issuers and foreign      AEFC, investment advisor.
             Portfolio                  securities convertible into common stock. Other
                                        investments may include certain international bonds
                                        if the portfolio manager believes they have greater
                                        potential for capital appreciation than equities.
  X          IDS Life Series Fund -     Objective: to maximize total investment return       IDS Life, investment manager;
             Managed Portfolio          through a combination of capital appreciation and    AEFC, investment advisor.
                                        current income. If the investment manager believes
                                        the stock market will be moving higher, it can
                                        emphasize stocks that offer potential for
                                        appreciation. At other times, the manager may
                                        increase the portfolio's holdings in bonds and
                                        money-market securities providing high current
                                        income.
  W          IDS Life Series Fund -     Objective: to provide maximum current income         IDS Life, investment manager;
             Money Market Portfolio     consistent with liquidity and conservation of        AEFC, investment advisor.
                                        capital. Invests in relatively short-term money
                                        market securities, such as marketable debt
                                        securities issued or guaranteed as to principal and
                                        interest by the U.S. government or its agencies or
                                        instrumentalities, bank certificates of deposit,
                                        bankers' acceptances, letters of credit and
                                        high-grade commercial paper.
  FND        AXP(SM) Variable           Objective: long-term growth of capital. Invests      IDS Life, investment manager; AEFC
             Portfolio - New            primarily in common stocks of U.S. and foreign       investment advisor.
             Dimensions                 companies showing potential for significant growth.
             Fund-Registered Trademark-
  FGI        AIM V.I. Growth and        Objective: growth of capital with a secondary        AIM Advisors Inc.
             Income Fund                objective of current income.
  FNO        Putnam VT New              Objective: long term capital appreciation. Invests   Putnam Investment
             Opportunities Fund -       mainly in common stocks of U.S. companies with a     Management, Inc.
             Class IA Shares            focus on growth stocks in sectors of the economy
                                        that Putnam Management believes have high growth
                                        potential.

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8      VARIABLE UNIVERSAL LIFE POLICY

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES:                  INVESTMENT ADVISOR OR MANAGER
  FPH        Putnam VT High Yield       Objective: high current income and, when consistent  Putnam Investment
             Fund - Class IB Shares     with this objective, a secondary objective of        Management, Inc.
                                        capital growth, by investing primarily in
                                        high-yielding, lower-rated fixed income securities
                                        constituting a portfolio which Putnam Management
                                        believes does not involve undue risk to income or
                                        principal. See the special considerations for
                                        investments in high yield securities described in
                                        the Putnam Variable Trust prospectus.
  FSC        Warburg Pincus             Objective: capital growth. Invests primarily in      Credit Suisse Asset Management,
             Trust/Small Company        equity securities of small-sized domestic            LLC.
             Growth Portfolio           companies.
  FVL        American Century VP Value  Objective: long-term capital growth, with income as  American Century Investment
                                        a secondary objective. Invests primarily in          Management, Inc.
                                        securities that management believes to be
                                        undervalued at the time of purchase.
  FIF        FTVIPT Templeton           Objective: long-term capital growth. Invests         Templeton Investment
             International Securities   primarily in equity securities of companies located  Counsel, Inc.
             Fund - Class 2             outside the United States, including those in
                                        emerging markets.

(THE FOLLOWING FUNDS WILL BE AVAILABLE AFTER MAY 15, 2000.)

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES:                  INVESTMENT ADVISOR OR MANAGER
  FBC        AXP(SM) Variable           Objective: long-term total return exceeding that of  IDS Life, investment manager;
             Portfolio - Blue Chip      the U.S. stock market. Invests primarily in common   American Express Financial
             Advantage Fund             stocks of companies included in the unmanaged S&P    Corporation (AEFC) investment
                                        500 Index.                                           advisor.
  FBD        AXP(SM) Variable           Objective: high level of current income while        IDS Life, investment manager; AEFC
             Portfolio - Bond Fund      conserving the value of the investment and           investment advisor.
                                        continuing a high level of income for the longest
                                        time period. Invests primarily bonds and other debt
                                        obligations.
  FCR        AXP(SM) Variable           Objective: capital appreciation. Invests primarily   IDS Life, investment manager; AEFC
             Portfolio - Capital        in U.S. common stocks and other securities           investment advisor.
             Resource Fund              convertible into common stocks.
  FCM        AXP(SM) Variable           Objective: maximum current income consistent with    IDS Life, investment manager; AEFC
             Portfolio - Cash           liquidity and conservation of capital. Invests in    investment advisor.
             Management Fund            money market securities.
  FDE        AXP(SM) Variable           Objective: high level of current income and, as a    IDS Life, investment manager; AEFC
             Portfolio - Diversified    secondary goal, steady growth of capital. Invests    investment advisor.
             Equity Income Fund         primarily in dividend-paying common and preferred
                                        stocks.
  FEM        AXP(SM) Variable           Objective: long-term capital growth. Invests         IDS Life, investment manager; AEFC
             Portfolio - Emerging       primarily in equity securities of companies in       investment advisor; American
             Markets Fund               emerging markets.                                    Express Asset Management
                                                                                             International, Inc., a wholly-
                                                                                             owned subsidiary of AEFC, is the
                                                                                             sub-investment advisor.
  FEX        AXP(SM) Variable           Objective: high current income, with capital growth  IDS Life, investment manager; AEFC
             Portfolio - Extra Income   as a secondary objective. Invests primarily in       investment advisor.
             Fund                       high-yielding, high-risk corporate bonds issued by
                                        U.S. and foreign companies and governments.
  FFI        AXP(SM) Variable           Objective: high level of current income and safety   IDS Life, investment manager; AEFC
             Portfolio - Federal        of principal consistent with an investment in U.S.   investment advisor.
             Income Fund                government and government agency securities.
                                        Invests primarily in debt obligations issued or
                                        guaranteed as to principal and interest by the U.S.
                                        government, its agencies or instrumentalities.
  FGB        AXP(SM) Variable           Objective: high total return through income and      IDS Life, investment manager; AEFC
             Portfolio - Global Bond    growth of capital. Non-diversified mutual fund that  investment advisor.
             Fund                       invests primarily in debt obligations of U.S. and
                                        foreign issuers.
  FGR        AXP(SM) Variable           Objective: long-term capital growth. Invests         IDS Life, investment manager; AEFC
             Portfolio - Growth Fund    primarily in common stocks and securities            investment advisor.
                                        convertible into common stocks that appear to offer
                                        growth opportunities.

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                                                PROSPECTUS -- MAY 1, 2000      9

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES:                  INVESTMENT ADVISOR OR MANAGER
  FIE        AXP(SM) Variable           Objective: capital appreciation. Invests primarily   IDS Life, investment manager; AEFC
             Portfolio -                in common stocks or convertible securities of        investment advisor. American
             International Fund         foreign issuers that offer growth potential.         Express Asset Management
                                                                                             International, Inc., a wholly-
                                                                                             owned subsidiary of AEFC, is the
                                                                                             sub-investment advisor.
  FMF        AXP(SM) Variable           Objective: maximum total investment return through   IDS Life, investment manager; AEFC
             Portfolio - Managed Fund   a combination of capital growth and current income.  investment advisor.
                                        Invests primarily in a combination of common and
                                        preferred stocks, convertible securities, bonds and
                                        other debt securities.
  FIV        AXP(SM) Variable           Objective: long-term capital appreciation. Invests   IDS Life, investment manager; AEFC
             Portfolio - S&P 500        primarily in securities that are expected to         investment advisor.
             Index Fund                 provide investment results that correspond to the
                                        performance of the S&P 500 Index.
  FSM        AXP(SM) Variable           Objective: long-term capital growth. Invests         IDS Life, investment manager; AEFC
             Portfolio - Small Cap      primarily in equity stocks of small companies that   investment advisor.
             Advantage Fund             are often included in the S&P SmallCap 600 Index or
                                        the Russell 2000 Index.
  FSA        AXP(SM) Variable           Objective: capital appreciation. Invests primarily   IDS Life, investment manager; AEFC
             Portfolio - Strategy       in common stocks of small-and medium-size            investment advisor.
             Aggressive Fund            companies.
  FCA        AIM V.I. Capital           Objective: growth of capital. Invests primarily in   A I M Advisors, Inc.
             Appreciation Fund          common stocks, with emphasis on medium- and
                                        small-sized growth companies.
  FCD        AIM V.I. Capital           Objective: long term growth of capital. Invests      A I M Advisors, Inc.
             Development Fund           primarily in securities (including common stocks,
                                        convertible securities and bonds) of small- and
                                        medium-sized companies.
  FIR        American Century VP        Objective: long term capital growth. Invests         American Century Investment
             International              primarily in stocks of growing foreign companies.    Management, Inc.
  FSB        Calvert Variable Series,   Objective: income and capital growth. Invests        Calvert Asset Management
             Inc. Social Balanced       primarily in stocks, bonds and money market          Company, Inc. (CAMCO) is the
             Portfolio                  instruments which offer income and capital growth    investment advisor. NCM Capital
                                        opportunity and which satisfy the investment and     Management Group, Inc. is the
                                        social criteria.                                     investment sub-advisor.
  FGC        Fidelity VIP III           Objective: high total return through a combination   Fidelity Management & Research
             Growth & Income            of current income and capital appreciation. Invests  Company (FMR), investment manager;
             Portfolio (Service Class)  primarily in common stocks with a focus on those     FMR U.K. and FMR Far East,
                                        that pay current dividends and show potential for    sub-investment advisors.
                                        capital appreciation.
  FMP        Fidelity VIP III Mid Cap   Objective: long-term growth of capital. Invests      FMR, investment manager; FMR U.K.
             Portfolio (Service Class)  primarily in medium market capitalization common     and FMR Far East, sub-investment
                                        stocks.                                              advisors.
  FOS        Fidelity VIP Overseas      Objective: long-term growth of capital. Invests      FMR, investment manager; FMR U.K.,
             Portfolio (Service Class)  primarily in common stocks of foreign securities.    FMR Far East, Fidelity
                                                                                             International Investment Advisors
                                                                                             (FIIA) and FIIA U.K., sub-
                                                                                             investment advisors.
  FRE        FTVIPT Franklin Real       Objective: capital appreciation with a secondary     Franklin Advisers, Inc.
             Estate Fund - Class 2      goal to earn current income. Invests primarily in
             (previously Franklin Real  securities of companies operating in the real
             Estate Securities Fund)    estate industry, primarily equity real estate
                                        investment trusts (REITS).
  FSV        FTVIPT Franklin Value      Objective: long-term total return. Invests           Franklin Advisory Services, LLC
             Securities Fund -          primarily in equity securities of companies the
             Class 2                    manager believes are significantly undervalued.
  FIS        FTVIPT Templeton           Objective: long-term capital appreciation. Invests   Templeton Investment
             International Smaller      primarily in equity securities of smaller companies  Counsel, Inc.
             Companies Fund - Class 2   located outside the U.S., including those in
                                        emerging markets.
  FSE        Goldman Sachs VIT          Objective: long-term growth of capital. Invests      Goldman Sachs Asset Management
             CORE(SM) Small Cap Equity  primarily in a broadly diversified portfolio of
             Fund                       equity securities of U.S. issuers which are
                                        included in the Russell 2000 Index at the time of
                                        investment.

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10      VARIABLE UNIVERSAL LIFE POLICY

SUBACCOUNT   INVESTING IN               INVESTMENT OBJECTIVES AND POLICIES:                  INVESTMENT ADVISOR OR MANAGER
  FUE        Goldman Sachs VIT          Objective: long-term growth of capital and dividend  Goldman Sachs Asset Management
             CORE(SM) U.S. Equity Fund  income. Invests primarily in a broadly diversified portfolio of large-cap and blue chip equity
                                        securities representing all major sectors of the
                                        U.S. economy.
  FMC        Goldman Sachs VIT Mid Cap  Objective: long-term capital appreciation. Invests   Goldman Sachs Asset Management
             Value Fund                 primarily in mid-capitalization U.S. stocks that
                                        are believed to be undervalued or undiscovered by
                                        the marketplace.
  FAG        Janus Aspen                Objective: long-term growth of capital.              Janus Capital
             Series Aggressive Growth   Non-diversified mutual fund that invests primarily
             Portfolio: Service Shares  in common stocks selected for their growth potential and normally invests at least 50% of its
                                        equity assets in medium-sized companies.
  FGT        Janus Aspen                Objective: long-term growth of capital.              Janus Capital
             Series Global Technology   Non-diversified mutual fund that invests primarily
             Portfolio: Service Shares  in equity securities of U.S. and foreign companies selected for their growth potential. Normally
                                        invests at least 65% of total assets in securities
                                        of companies that the portfolio manager believes
                                        will benefit significantly from advancements or
                                        improvements in technology.
  FIG        Janus Aspen                Objective: long-term growth of capital. Invests at   Janus Capital
             Series International       least 65% of its total assets in securities of
             Growth Portfolio: Service  issuers from at least five different countries,
             Shares                     excluding the U.S. It may at times invest all of
                                        its assets in fewer than five countries or even a
                                        single country.
  FIP        Lazard Retirement Series   Objective: long-term capital appreciation. Invests   Lazard Asset Management
             International Equity       primarily in equity securities, principally common
             Portfolio                  stocks of relatively large non-U.S. companies
                                        (those whose total market value is more than $1
                                        billion) that the Investment Manager believes are
                                        undervalued based on their earnings, cash flow or
                                        asset values.
  FGW        MFS-Registered Trademark-  Objective: long-term growth of capital and future    MFS Investment
             VIT Growth Series -        income. Invests at least 80% of its total assets in  Management-Registered Trademark-
             Service Class              common stocks and related securities of companies
                                        which MFS believes offer better than average
                                        prospects for long-term growth.
  FDS        MFS-Registered Trademark-  Objective: capital appreciation. Invests primarily   MFS Investment
             VIT New Discovery          in equity securities of emerging growth companies.   Management-Registered Trademark-
             Series - Service Class
  FIN        Putnam VT International    Objective: long-term capital appreciation. Invests   Putnam Investment
             New Opportunities Fund -   primarily in growth stocks outside the U.S.          Management, Inc.
             Class IB Shares
  FVS        Putnam VT Vista Fund -     Objective: capital appreciation. Invests primarily   Putnam Investment
             Class IB Shares            in a diversified portfolio of common stocks that     Management, Inc.
                                        Putnam Management believes have above-average
                                        potential for capital appreciation.
  FMI        Royce Micro-Cap Portfolio  Objective: long-term growth of capital. Invests      Royce & Associates, Inc.
                                        primarily in a broadly diversified portfolio of
                                        equity securities issued by micro-cap companies
                                        (companies with stock market capitalizations below
                                        $300 million).
  FVA        Third Avenue Value         Objective: long-term capital appreciation. Invests   EQSF, Inc.
             Portfolio                  primarily in common stocks of well-financed
                                        companies at a substantial discount to what the
                                        Advisor believes is their true value.
  FIC        Wanger International       Objective: long-term growth of capital. Invests      Wanger Asset Management, L.P.
             Small Cap                  primarily in stocks of small-and medium-size
                                        non-U.S. companies.
  FSP        Wanger U.S. Small Cap      Objective: long-term growth of capital. Invests      Wanger Asset Management, L.P.
                                        primarily in stocks of small-and medium-size U.S.
                                        companies.
  FEG        Warburg Pincus Trust -     Objective: maximum capital appreciation. Invests     Credit Suisse Asset
             Emerging Growth Portfolio  primarily in equity securities of small- or medium   Management, LLC
                                        sized U.S. emerging-growth companies.

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                                               PROSPECTUS -- MAY 1, 2000      11

FUND OBJECTIVES
The investment objectives and policies of some of the funds may be similar to the investment objectives and policies of other mutual funds that the investment advisor or its affiliates manage. Although the objectives and policies may be similar, each fund will have its own portfolio holdings and its own fees and expenses. Accordingly, each fund will have its own investment results, and those may differ significantly from other funds with similar investment objectives and policies.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the fund prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS
Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

--------------------------------------------------------------------------------

12      VARIABLE UNIVERSAL LIFE POLICY

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS
This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, fees and charges".

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                                              10 YEARS OR
FUND                            1 YEAR   3 YEARS  5 YEARS  SINCE COMMENCEMENT
IDS LIFE SERIES FUND, INC -
  Equity Portfolio (Beta
    1.16)(1) (1/86)(2)           80.89%   33.69%   31.72%             22.62%
  Equity Income Portfolio
    (5/99)(2)                       --       --       --              (2.28)(4)
  Government Securities
    Portfolio (1/86)(2)          (1.97)    4.89     6.69               6.87
  Income Portfolio (1/86)(2)       .44     4.61     7.48               7.78
  International Equity
    Portfolio (10/94)(2)         37.04    20.93    25.00              23.69
  Managed Portfolio (Beta
    0.72)(1) (1/86)(2)           24.62    18.91    18.05              15.89
  Money Market Portfolio
    (1/86)(2)                     4.72     4.96     5.01               4.82
 AXP(SM) VARIABLE PORTFOLIO -
  Blue Chip Advantage Fund
    (9/99)(2)                       --       --       --              13.52(4)
  Bond Fund (10/81)(2)            1.70     3.96     7.75               8.04
  Capital Resource Fund
    (10/81)(2)                   23.75    24.00    21.30              15.50
  Cash Management Fund
    (10/81)(2)                    4.73     5.01     4.94               4.82
  Diversified Equity Income
    Fund (9/99)(2)                  --       --       --               4.76(4)
  Emerging Markets Fund
    (5/00)(2)                       --       --       --                 --
  Extra Income Fund (5/96)(2)     6.24     4.81       --               5.51
  Federal Income Fund
    (9/99)(2)                       --       --       --               0.45(4)
  Global Bond Fund (5/96)(2)     (4.40)    2.36       --               4.07
  Growth Fund (9/99)(2)             --       --       --              20.28(4)
  International Fund (1/92)(2)   45.63    20.11    16.03              13.34
  Managed Fund (4/86)(2)         14.84    16.70    18.06              13.48
  New Dimensions
    Fund-Registered Trademark-
    (5/96)(2)                    32.00    28.30       --              26.35
  S&P 500 Index Fund (5/00)(2)      --       --       --                 --
  Small Cap Advantage Fund
    (9/99)(2)                       --       --       --              13.33(4)
  Strategy Aggressive Fund
    (1/92)(2)                    71.03    25.51    24.75              17.02
 AIM V.I.
  Capital Appreciation Fund
    (5/93)(2)                    44.61       --    25.59              22.33
  Capital Development Fund
    (5/98)(2)                    29.10       --       --              11.22
  Growth and Income Fund
    (5/94)(2)                    34.25       --    28.18              24.49
 AMERICAN CENTURY VP
  International (5/94)(2)        64.04    32.21    24.28              20.07
  Value (5/96)(2)                (0.85)    9.43       --              11.10
 CALVERT CVS
  Social Balanced Portfolio
    (9/86)(2)                    12.12       --    18.02              12.05

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      13

                                                              10 YEARS OR
FUND                            1 YEAR   3 YEARS  5 YEARS  SINCE COMMENCEMENT
 FIDELITY VIP
  III Growth & Income
    Portfolio (Service Class)
    (12/96)(2,7)                  9.06%   22.41%      --%             21.98%
  III Mid Cap Portfolio
    (Service Class) (12/98)(2)   48.94       --       --              53.04
  Overseas Portfolio (Service
    Class) (12/87)(2,7)          42.39    21.42    17.32              11.40
 FTVIPT
  Franklin Real Estate Fund -
    Class 2 (1/89)(2,5)          (6.36)      --     7.97               9.00
  Franklin Value Securities
    Fund - Class 2 (5/98)(2,5)    1.39       --       --             (13.16)
  Templeton International
    Securities Fund - Class 2
    (5/92)(2,6)                  23.23       --    17.03              15.25
  Templeton International
    Smaller Companies Fund -
    Class 2 (5/96)(2,5)          23.90     2.30       --               5.20
 GOLDMAN SACHS VIT
  CORE Small Cap Equity Fund
    (2/98)(2)                    17.54       --       --               3.46
  CORE U.S. Equity Fund
    (2/98)(2)                    24.30       --       --              20.75
  Mid Cap Value Fund (5/98)(2)   (0.95)      --       --              13.56(4)
 JANUS ASPEN SERIES
  Aggressive Growth Portfolio:
    Service Shares (12/99)(2)       --       --       --                 --
  Global Technology Portfolio:
    Service Shares (1/00)(2)        --       --       --                 --
  International Growth
    Portfolio: Service Shares
    (12/99)(2)                      --       --       --                 --
 LAZARD RETIREMENT SERIES
  International Equity
    Portfolio (9/98)(2)          21.41       --       --              26.16
 MFS-REGISTERED TRADEMARK- VIT
  Growth Series - Service
    Class (5/99)(2)                 --       --       --              40.01(4)
  New Discovery Series -
    Service Class (5/98)(2)      73.41       --       --              40.91
 PUTNAM VARIABLE TRUST
  Putnam VT High Yield Fund -
    Class IB Shares
    (2/88)(2,3)                   5.81       --     8.63              10.69
  Putnam VT International New
    Opportunities Fund - Class
    IB Shares (1/97)(2,3)       102.80       --       --              32.79
  Putnam VT New Opportunities
    Fund - Class IA Shares
    (5/94)(2)                    69.35       --    32.89              30.36
  Putnam VT Vista Fund - Class
    IB Shares (1/97)(2,3)        52.59       --       --              31.02
 ROYCE
  Micro-Cap Portfolio
    (12/96)(2)                   28.10    17.40       --              17.40
 THIRD AVENUE
  Value Portfolio (9/99)(2)         --       --       --               8.40(4)
 WANGER
  International Small Cap
    (5/95)(2)                   126.37    37.42       --              38.70
  U.S. Small Cap (5/95)(2)       25.06    20.71       --              26.44
 WARBURG PINCUS TRUST
  Emerging Growth Portfolio
    (9/99)(2)                       --       --       --              31.95(4)
  Small Company Growth
    Portfolio (6/95)(2)          69.08    23.85       --              24.71

(1) Beta is a volatility measure based on calculations of the fund's monthly return compared to the S&P 500 Index. A beta less than 1 indicates performance that is less volatile than the market; A beta more than 1 indicates performance that is more volatile than the market.
(2)  (Commencement date of the fund.)
(3) Performance information for Class IB shares for the period prior to April 30, 1998 are based on the performance of the fund's Class IA shares (not offerred as an investment option), adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%.
(4)  Cumulative return (not annualized) since commencement date of the fund.
(5) Because no Class 2 shares were issued until Jan. 6, 1999, Class 2 performance represents the historical performance of Class 1 shares. Performance of Class 2 shares for periods after its Jan. 6, 1999 inception will reflect Class 2's additional 12b-1 fee expense which also affects all future performance.
(6) Prior to May 1, 2000, the Templeton International Securities Fund was called Templeton International Fund. Because no Class 2 shares were issued until May 1, 1997, Class 2 performance represents the historical performance of Class 1 shares. Performance of Class 2 shares for periods after its May 1, 1997, inception will reflect Class 2's additional 12b-1 fee expense which also affects all future performance.
(7) Service Class shares include an asset-based distribution fee (12b-1 fee). Initial offering of Service Class shares took place on Nov. 3, 1997, at which time the 12b-1 fee was imposed. Returns prior to that date do not include the effect of the Service Class fee structure, and returns listed would have been lower for each portfolio if the Service Class fee had been in place and reflected in the performance.

--------------------------------------------------------------------------------

14      VARIABLE UNIVERSAL LIFE POLICY

RATES OF RETURN OF SUBACCOUNTS: Average annual rates of return in the following table reflect all charges incurred by the funds and charges against the subaccounts (including the mortality and expense risk charge.) The rates do not reflect the premium expense charge, surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.
Performance information for the subaccounts may appear from time to time in advertisements or sales literature. We show performance from the commencement date of the funds as if the contract existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

PERIOD ENDING 12/31/99
                                             SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                          10 YEARS OR
SUBACCOUNT  INVESTING IN:               1 YEAR    3 YEARS    5 YEARS   SINCE COMMENCEMENT
            IDS LIFE SERIES FUND -
    U       Equity Portfolio
            (1/86)(1)                   79.28%     32.50%     30.54%            21.52%
    FEI     Equity Income Portfolio
            (5/99)(1)                      --         --         --             (2.76)(2)
    Y       Government Securities
            Portfolio (1/86)(1)         (2.85)      3.95       5.73              5.91
    V       Income Portfolio
            (1/86)(1)                   (0.47)      3.66       6.51              6.81
    IL      International Equity
            Portfolio (10/94)(1)        35.82      19.85      23.88             22.58
    X       Managed Portfolio
            (1/86)(1)                   23.50      17.85      16.98             14.76
    W       Money Market Portfolio
            (1/86)(1)                    3.77       4.02       4.08              3.89
            AXP(SM) VARIABLE
            PORTFOLIO -
    FBC     Blue Chip Advantage Fund
            (5/00)(1)                      --         --         --             10.68(2)
    FBD     Bond Fund (5/00)(1)           .80       3.03       6.79              7.07
    FCR     Capital Resource Fund
            (5/00)(1)                   22.64      22.90      20.22             14.47
    FCM     Cash Management Fund
            (5/00)(1)                    3.80       4.07       4.00              3.88
    FDE     Diversified Equity Income
            Fund (5/00)(1)                 --         --         --              1.95(2)
    FEM     Emerging Markets Fund
            (5/00)(1)                      --         --         --                --
    FEX     Extra Income Fund
            (5/00)(1)                    5.28       3.87         --              4.58
    FFI     Federal Income Fund
            (5/00)(1)                      --         --         --               .42(2)
    FGB     Global Bond Fund
            (5/00)(1)                   (5.27)      1.44         --              3.15
    FGR     Growth Fund (5/00)(1)          --         --         --             16.61(2)
    FIE     International Fund
            (5/00)(1)                   44.32      19.04      15.11             12.38
    FMF     Managed Fund (5/00)(1)      13.81      15.66      17.01             12.46
    FND     New Dimensions
            Fund-Registered Trademark-
            (11/99)(1)                  30.82      27.15         --             25.24
    FIV     S&P 500 Index Fund
            (5/00)(1)                      --         --         --                --
    FSM     Small Cap Advantage Fund
            (5/00)(1)                      --         --         --             10.97(2)
    FSA     Strategy Aggressive Fund
            (5/00)(1)                   69.50      24.38      23.68             15.99
            AIM V.I.
    FCA     Capital Appreciation Fund
            (5/00)(1)                   43.36      24.00      24.47             21.23
    FCD     Capital Development Fund
            (5/00)(1)                   27.92         --         --             10.18
    FGI     Growth and Income Fund
            (11/96)(1)                  33.05      28.01      27.15             23.37
            AMERICAN CENTURY VP
    FIR     International (5/00)(1)     62.58      27.57      21.08             17.18
    FVL     Value (5/99)(1)             (1.69)      8.46         --             10.12

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      15

                                              SINCE COMMENCEMENT OF THE SUBACCOUNTS
                                                                           10 YEARS OR
SUBACCOUNT  INVESTING IN:               1 YEAR     3 YEARS    5 YEARS   SINCE COMMENCEMENT
            CALVERT CVS
    FSB     Social Balanced Portfolio
            (5/00)(1)                    11.21      18.12      16.96             11.04
            FIDELITY VIP
    FGC     III Growth & Income
            Portfolio (Service Class)
            (5/00)(1)                     6.87      20.45         --             20.45
    FMP     III Mid Cap Portfolio
            (Service Class) (5/00)(1)    46.52         --         --             50.55
    FOS     Overseas Portfolio
            (Service Class) (5/00)(1)    37.61      14.33      12.38              8.49
            FTVIPT
    FRE     Franklin Real Estate Fund
            - Class 2 (5/00)(1)          (7.20)     (2.92)      7.01              8.02
    FSV     Franklin Value Securities
            Fund - Class 2 (5/00)(1)      0.49         --         --            (13.97)
    FIF     Templeton International
            Securities Fund - Class 2
            (5/99)(1)                    22.13      14.17      15.99             14.22
    FIS     Templeton International
            Smaller Companies Fund -
            Class 2 (5/00)(1)            22.81       1.41         --              4.29
            GOLDMAN SACHS VIT
    FSE     CORE Small Cap Equity
            Fund (5/00)(1)               16.49         --         --              2.48
    FUE     CORE U.S. Equity Fund
            (5/00)(1)                    23.19         --         --             19.64
    FMC     Mid Cap Value Fund
            (5/00)(1)                    (1.84)        --         --             (9.69)
            JANUS ASPEN SERIES
    FAG     Aggressive Growth
            Portfolio: Service Shares
            (5/00)(1)                       --         --         --                --
    FGT     Global Technology
            Portfolio: Service Shares
            (5/00)(1)                       --         --         --                --
    FIG     International Growth
            Portfolio: Service Shares
            (5/00)(1)                       --         --         --                --
            LAZARD RETIREMENT SERIES
    FIP     International Equity
            Portfolio (5/00)(1)          20.34         --         --             25.11
            MFS-REGISTERED TRADEMARK-
            VIT
    FGW     Growth Series - Service
            Class (5/00)(1)                 --         --         --             39.17(2)
    FDS     New Discovery Series -
            Service Class (5/00)(1)      71.81         --         --             39.47
            PUTNAM VARIABLE TRUST
    FPH     Putnam VT High Yield Fund
            - Class IB Shares
            (5/99)(1)                     4.86       3.43       7.66              9.69
    FIN     Putnam VT International
            New Opportunities Fund -
            Class IB Shares (5/00)(1)   100.99         --         --             31.54
    FNO     Putnam VT New
            Opportunities Fund -
            Class IA Shares
            (11/96)(1)                   67.84      36.22      31.70             29.16
    FVS     Putnam VT Vista Fund -
            Class IB Shares (5/00)(1)    51.35         --         --             29.90
            ROYCE
    FMI     Micro-Cap Portfolio
            (5/00)(1)                    27.00      16.29         --             16.29
            THIRD AVENUE
    FVA     Value Portfolio (5/00)(1)       --         --         --            8.12(2)
            WANGER
    FIC     International Small Cap
            (5/00)(1)                   124.51         --      36.22             37.53
    FSP     U.S. Small Cap (5/00)(1)     23.79         --      19.59             25.32
            WARBURG PINCUS TRUST
    FEG     Emerging Growth Portfolio
            (5/00)(1)                       --         --         --             31.64(2)
    FSC     Small Company Growth
            Portfolio (5/99)(1)          67.57      22.77         --             23.63

(1)  (Commencement date of the subaccount)
(2)  These numbers are year-to-date as of Dec. 31, 1999, not annualized.

--------------------------------------------------------------------------------

16      VARIABLE UNIVERSAL LIFE POLICY

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers between the fixed account and subaccounts").

The fixed account is the general investment account of IDS Life. It includes all assets owned by IDS Life other than those in the variable account and other separate accounts. Subject to applicable law, IDS Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, IDS Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. IDS Life bears the full investment risk for amounts allocated to the fixed account.
IDS Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of IDS Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing IDS Life policies, product design, competition and IDS Life's revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PURCHASING YOUR POLICY

APPLICATION
To apply for coverage, complete an application and send it with your premium payment to IDS Life's home office. In your application, you:

- select a specified amount of insurance;

- select a death benefit option;

- designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: IDS Life generally will not issue a policy where the proposed insured is over the insurance age of 80. We may, however, do so at our sole discretion.

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                                               PROSPECTUS -- MAY 1, 2000      17

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, fees and charges" and "Optional insurance benefits").

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: IDS Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

RIGHT TO EXAMINE POLICY
You may return your policy for any reason and receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to IDS Life's home office or your financial advisor with a written request for cancellation:

- by the 10th day after you receive it (15th day in Colorado, 20th day in Idaho and North Dakota).

On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE,
IDS LIFE REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE NLG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (IDS Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. IDS Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. IDS Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: Until the policy date, we hold all premiums in the fixed account and we credit interest on the net premiums (gross premiums minus premium expense charge) at the current fixed account rate. As of the policy date, we will

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18      VARIABLE UNIVERSAL LIFE POLICY
allocate the net premiums plus accrued interest to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

NO LAPSE GUARANTEE
The NLG provides that your policy will remain in force until the insured's attained age 70 (or five policy years, if later) (always five policy years of the policy is purchased in Massachusetts or Texas) even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

- the sum of premiums paid; minus

- partial surrenders; minus

- outstanding indebtedness; equals or exceeds

- the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

The no-lapse guarantee period may be reinstated within 2 years of its termination if the policy is in force.

GRACE PERIOD
If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

IDS Life will mail a notice to your last known address, requesting payment of the premium needed so that we can make the next three monthly deductions. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

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                                               PROSPECTUS -- MAY 1, 2000      19

REINSTATEMENT
Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, IDS Life will require:
- a written request;
- evidence satisfactory to IDS Life that the insured remains insurable;
- payment of the required reinstatement premium; and
- payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Proceeds payable upon death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia.) Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement (except in Tennessee and Virginia) to contest the truth of statements or representations in the reinstatement application.

LOADS, FEES AND CHARGES

Policy charges compensate IDS Life for:
- providing the insurance benefits of the policy;
- issuing the policy;
- administering the policy;
- assuming certain risks in connection with the policy; and
- distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.

PREMIUM EXPENSE CHARGE
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 5% of each premium payment. It partially compensates IDS Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender charge", below also may partially compensate these expenses.) It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION
On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy; and
3. charges for any optional insurance benefits provided by rider for the policy month.

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20      VARIABLE UNIVERSAL LIFE POLICY

We explain each of the three components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the fixed account and from each of the subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis if:
- you do not specify the accounts from which you want us to take the monthly deduction, or
- the value in the fixed account or any subaccount is insufficient to pay the portion of the monthly deduction you have specified.
If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No lapse guarantee;" also "Grace period" and "Reinstatement.")
COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy. It depends on:
- the amount of the death benefit;
- the policy value; and
- the statistical risk that the insured will die in a given period.
The cost of insurance for a policy month is calculated as:
                             [a  X  (b - c)]  +  d
where:
(a) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.
We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the Guaranteed Maximum Monthly Cost of Insurance Rates shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker and Nonsmoker Mortality Tables, Age Last Birthday.
(b) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces IDS Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).
(c) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.
(d) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

2. POLICY FEE: $5 per month for initial specified amounts below $250,000, and $0 per month for initial specified amounts of $250,000 and above. This charge reimburses IDS Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $7.50 per month.

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                                               PROSPECTUS -- MAY 1, 2000      21

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider. (See "Optional insurance benefits.)"
SURRENDER CHARGE
If you surrender your policy or the policy lapses during the first 10 policy years and in the 10 years following an increase in specified amount, we will assess a surrender charge.
The surrender charge reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will remain level during the first five policy years and then decrease monthly until it is zero at the end of 10 policy years. If you increase the specified amount, an additional maximum surrender charge will apply. We will show the additional maximum surrender charge in a revised policy. It will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. We will show the additional maximum surrender charge will remain level during the first five years following the effective date of the increase and then decrease monthly until it is zero at the end of the 10th year following the increase.
The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

LAPSE OR SURRENDER AT
  BEGINNING OF YEAR    SURRENDER CHARGE
               1           $901.00
               2            901.00
               3            901.00
               4            901.00
               5            901.00
               6            901.00
               7            720.80
               8            540.60
               9            360.40
              10            180.20
              11              0.00

From the beginning of year 6 to the end of year 10, the amounts shown decrease on a monthly basis.

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22      VARIABLE UNIVERSAL LIFE POLICY

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a maximum surrender charge of $6.61 multiplied by 50 or $330.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a maximum surrender charge of $44.25 multiplied by 5,000 or $221,250.

              MAXIMUM SURRENDER CHARGES
   (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
        STANDARD               STANDARD
  AGE     MALE                  FEMALE
    0       5.44                   5.13
    1       5.40                   5.11
    2       5.45                   5.14
    3       5.50                   5.18
    4       5.55                   5.22
    5       5.61                   5.27
    6       5.67                   5.31
    7       5.73                   5.36
    8       5.81                   5.42
    9       5.88                   5.47
   10       5.96                   5.53
   11       6.05                   5.60
   12       6.14                   5.66
   13       6.23                   5.73
   14       6.33                   5.81
   15       6.43                   5.88
   16       6.52                   5.96
   17       6.62                   6.04
   18       6.72                   6.13
   19       6.82                   6.22

       STANDARD  NONSMOKER  STANDARD  NONSMOKER
  AGE    MALE      MALE      FEMALE    FEMALE
  20      7.47       6.61      6.61       6.19
  21      7.60       6.70      6.72       6.29
  22      7.74       6.81      6.84       6.38
  23      7.89       6.92      6.97       6.48
  24      8.05       7.04      7.10       6.59
  25      8.22       7.16      7.24       6.71
  26      8.41       7.30      7.39       6.83
  27      8.61       7.45      7.54       6.95
  28      8.82       7.60      7.70       7.09
  29      9.05       7.77      7.88       7.23
  30      9.29       7.94      8.06       7.38
  31      9.55       8.13      8.25       7.54
  32      9.83       8.33      8.46       7.70
  33     10.12       8.54      8.67       7.88
  34     10.44       8.77      8.90       8.07
  35     10.77       9.01      9.14       8.26
  36     11.12       9.26      9.39       8.47
  37     11.49       9.53      9.66       8.69
  38     11.88       9.81      9.94       8.92

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                                               PROSPECTUS -- MAY 1, 2000      23

              MAXIMUM SURRENDER CHARGES
   (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
        STANDARD   NONSMOKER   STANDARD   NONSMOKER
  AGE     MALE        MALE      FEMALE      FEMALE
   39      12.30      10.11       10.23       9.16
   40      12.74      10.42       10.54       9.42
   41      13.20      10.76       10.86       9.69
   42      13.69      11.12       11.19       9.97
   43      14.21      11.49       11.54      10.27
   44      14.75      11.89       11.91      10.58
   45      15.33      12.32       12.30      10.91
   46      15.94      12.77       12.70      11.26
   47      16.58      13.25       13.13      11.63
   48      17.26      13.75       13.58      12.02
   49      17.99      14.30       14.05      12.44
   50      18.75      14.87       14.55      12.88
   51      19.57      15.49       15.08      13.35
   52      20.44      16.15       15.64      13.84
   53      21.35      16.85       16.23      14.37
   54      22.32      17.60       16.85      14.93
   55      23.35      18.39       17.51      15.52
   56      24.43      19.24       18.20      16.15
   57      25.58      20.15       18.94      16.83
   58      26.79      21.11       19.73      17.55
   59      28.08      22.15       20.58      18.32
   60      29.46      23.26       21.49      19.16
   61      30.93      24.45       22.48      20.06
   62      32.50      25.72       23.54      21.03
   63      34.16      27.09       24.68      22.08
   64      35.92      28.55       25.90      23.20
   65      37.78      30.11       27.19      24.40
   66      39.74      31.78       28.57      25.69
   67      41.81      33.57       30.04      27.07
   68      44.02      35.50       31.63      28.56
   69      46.37      37.57       33.35      30.19
   70      47.51      39.81       35.23      31.97
   71      47.51      42.23       37.29      33.91
   72      47.51      44.78       39.54      36.03
   73      47.51      45.48       41.98      38.34
   74      47.51      45.48       44.10      40.85
   75      47.51      45.48       44.25      43.06
   76      47.51      45.48       44.25      43.32
   77      47.51      45.48       44.25      43.32
   78      47.51      45.48       44.25      43.32
   79      47.51      45.48       44.25      43.32
   80      47.51      45.48       44.25      43.32
   81      47.51      45.48       44.25      43.32
   82      47.51      45.48       44.25      43.32
   83      47.51      45.48       44.25      43.32
   84      47.51      45.48       44.25      43.32
   85      47.51      45.48       44.25      43.32

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24      VARIABLE UNIVERSAL LIFE POLICY

PARTIAL SURRENDER FEE
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE
This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts for the first 10 policy years and 0.45% thereafter. We reserve the right to charge up to 0.9% for all policy years. Computed daily, the charge compensates IDS Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to IDS Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. IDS Life will make up any further deficit from its general assets.

FUND EXPENSES
The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS
                                               MANAGEMENT  12b-1   OTHER
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     FEES     FEES   EXPENSES  TOTAL
 IDS Life Series Fund -
  Equity Portfolio                                  .70%     --      .03     .73%(1)
  Equity Income Portfolio                           .70%     --      .10     .80%(2)
  Government Securities Portfolio                   .70%     --      .10     .80%(2)
  Income Portfolio                                  .70%     --      .05     .75%(1)
  International Equity Portfolio                    .95%     --      .10    1.05%(1)
  Managed Portfolio                                 .70%     --      .04     .74%(1)
  Money Market Portfolio                            .50%     --      .10     .60%(1)
 AXP(SM) Variable Portfolio -
  Blue Chip Advantage Fund                          .56%    .13      .26     .95%(3)
  Bond Fund                                         .60%    .13      .08     .81%(4)
  Capital Resource Fund                             .60%    .13      .06     .79%(4)
  Cash Management Fund                              .51%    .13      .05     .69%(4)
  Diversified Equity Income Fund                    .56%    .13      .26     .95%(4)
  Emerging Markets Fund                            1.27%    .13      .35    1.75%(3)
  Extra Income Fund                                 .62%    .13      .08     .83%(4)
  Federal Income Fund                               .61%    .13      .14     .88%(3)
  Global Bond Fund                                  .84%    .13      .12    1.09%(4)
  Growth Fund                                       .63%    .13      .19     .95%(3)
  International Fund                                .83%    .13      .11    1.07%(4)
  Managed Fund                                      .59%    .13      .04     .76%(4)
  New Dimensions Fund-Registered Trademark-         .61%    .13      .07     .81%(4)

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                                               PROSPECTUS -- MAY 1, 2000      25

                                               MANAGEMENT  12b-1   OTHER
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)     FEES     FEES   EXPENSES  TOTAL
  S&P 500 Index Fund                                .37%    .13       --     .50%(3)
  Small Cap Advantage Fund                          .79%    .13      .31    1.23%(3)
  Strategy Aggressive Fund                          .60%    .13      .07     .80%(4)
 AIM V.I. -
  Capital Appreciation Fund                         .62%     --      .11     .73%(5)
  Capital Development Fund                           --%     --     1.23    1.23%(5,6)
  Growth and Income Fund                            .61%     --      .16     .77%(5)
 American Century VP -
  International                                    1.34%     --       --    1.34%(7)
  Value                                            1.00%     --       --    1.00%(7)
 Calvert CVS -
  Social Balanced Portfolio                         .70%     --      .16     .86%(8)
 Fidelity VIP -
  III Growth & Income Portfolio (Service
    Class)                                          .48%    .10      .12     .70%(9)
  III Mid Cap Portfolio (Service Class)             .57%    .10      .40    1.07%(10)
  Overseas Portfolio (Service Class)                .73%    .10      .18    1.01%(9)
 FTVIPT -
  Franklin Real Estate Fund - Class 2               .56%    .25      .02     .83%(11,12)
  Franklin Value Securities Fund - Class 2          .60%    .25      .21    1.06%(11)
  Templeton International Securities Fund -
    Class 2                                         .69%    .25      .19    1.13%(11,13)
  Templeton International Smaller Companies
    Fund - Class 2                                  .85%    .25      .26    1.36%(11)
 Goldman Sachs VIT -
  CORE Small Cap Equity Fund                        .75%     --      .25    1.00%(14)
  CORE U.S. Equity Fund                             .70%     --      .20     .90%(14)
  Mid Cap Value Fund                                .80%     --      .25    1.05%(14)
 Janus Aspen Series -
  Aggressive Growth Portfolio: Service Shares       .65%    .25      .02     .92%(15)
  Global Technology Portfolio: Service Shares       .65%    .25      .13    1.03%(15)
  International Growth Portfolio: Service
    Shares                                          .65%    .25      .11    1.01%(15)
 Lazard Retirement Series -
  International Equity Portfolio                    .75%    .25      .25    1.25%(16)
 MFS-Registered Trademark- VIT
  Growth Series - Service Class                     .75%    .20      .16    1.11%(17,18,19)
  New Discovery Series - Service Class              .90%    .20      .17    1.27%(17,18,19)
 Putnam Variable Trust -
  Putnam VT High Yield Fund - Class IB Shares       .65%    .15      .07     .87%(5)
  Putnam VT International New Opportunities
    Fund - Class IB Shares                         1.08%    .15      .33    1.56%(5)
  Putnam VT New Opportunities Fund -
    Class IA Shares                                 .54%     --      .05     .59%(5)
  Putnam VT Vista Fund - Class IB Shares            .65%    .15      .10     .90%(5)
 Royce -
  Micro-Cap Portfolio                              1.25%     --      .10    1.35%(20)
 Third Avenue -
  Value Portfolio                                   .90%     --      .40    1.30%(21)
 Wanger -
  International Small Cap                          1.25%     --      .24    1.49%(22)
  U.S. Small Cap                                    .95%     --      .07    1.02%(22)
 Warburg Pincus Trust -
  Emerging Growth Portfolio                          --%     --     1.40    1.40%(23)
  Small Company Growth Portfolio                    .90%     --      .24    1.14%(5)

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26      VARIABLE UNIVERSAL LIFE POLICY

 (1) Annual operating expenses for the fiscal year ending April 30, 1999.
 (2) IDS Life has agreed to a voluntary limit of 0.1%, on an annual basis, of the average daily net assets of each of the IDS Life series Fund Portfolio's for other expenses like taxes and brokerage commissions and for nonadvisory expenses. If the 0.1% limitation had not been in place, these other expenses would have been 0.17% for IDS Life Series Fund-Government Securities Portfolio. IDS Life Series Fund-Equity Income Portfolio is new. IDS Life plans to limit these expenses to 0.1%. IDS Life reserves the right to discontinue limiting these other expenses at 0.1%. However, its present intention is to continue the limit until the time that actual expenses are less than the limit.
 (3) Based on estimated expenses after fee waivers and expense reimbursements. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.39% and 1.08% for AXP Variable Portfolio -- Blue Chip Advantage and AXP Variable Portfolio -- Diversified Equity Income Funds, 0.26% and 1.00% for AXP Variable Portfolio -- Federal Income Fund, 0.32% and 1.08% for AXP Variable Portfolio -- Growth Fund and 0.43% and 1.35% for AXP Variable Portfolio -- Small Cap Advantage Fund.
 (4) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 1999 restated to include a Rule 12b-1 distribution fee of .125% that went into effect Sept. 21, 1999.
 (5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 1999.
 (6) Had there been no fee waivers or expense reimbursement, expenses would have been: 0.75%, 0.00%, 2.67% and 3.42%.
 (7) The fund has a stepped fee schedule. As a result, the fund's management fee rate generally decreases as fund assets increase.
 (8) Net fund operating expenses after reductions for fees paid indirectly again restated to reflect an indirect for Social Balanced would be 0.89%. Total expenses have been restated to reflect expenses expected to be incurred in 2000.
 (9) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable funds' expenses. With these reductions, "Other Expenses," and "Total Expenses" presented in the table would have been 0.11% and 0.69% for Growth & Income Portfolio and 0.15% and 0.98% for Overseas Portfolio.
(10) FMR agreed to reimburse a portion Mid Cap Portfolio's expenses during the period. Without this reimbursement, the Portfolio's management fee, distribution & service fee (12b-1), other expenses and total expenses would have been 0.57%, 0.10%, 2.74% and 3.41%, respectively.
(11) The fund's Class 2 distribution plan or Rule 12b-1 plan is described in the fund's prospectus.
(12) Previously Franklin Real Estate Securities Fund. The fund administration fee is paid indirectly through the management fee. The fund's Class 2 distribution plan or "Rule 12b-1 Plan" is described in the fund's prospectus.
(13) On Feb 8, 2000, shareholders approved a merger and reorganization that combined the fund with the Templeton International Equity Fund, effective May 1, 2000. The shareholders of that fund approved new management fees, which apply to the combined fund effective May 1, 2000. The table shows restated total expenses based on the new fees and the assets of the funds as of Dec. 31, 1999, and not the assets of the combined fund. However, if the table reflected both the new fees and the combined assets, the fund's expenses after May 1, 2000 would be estimated as: Management Fees 0.65%, 12b-1 Fees 0.25%, Other Expenses 0.20%, and Total 1.10%.
(14) The fund's expenses are based on estimated expenses for the fiscal year ended Dec. 31, 2000. Goldman Sachs Asset Management and Goldman Sachs Asset Management International, the investment advisers, have voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed the percentage stated in the above table (as calculated per annum) of each fund's respective average daily net assets. Without the limitations described above, Other Expenses and Total would be as follows: 0.75% and 1.50% for CORE Small Cap Equity Fund, and 0.42% and 1.22% for Mid Cap Value Fund (formerly, the Mid Cap Equity Fund) and 0.20% and 0.90% for the CORE(SM) U.S. Equity Fund, CORE(SM), is a service mark of Goldman, Sachs and Co.
(15) Expenses are based on the estimated expenses that the new Service Shares class of each portfolio expects to incur in its initial fiscal year. All expenses are shown without the effect of expense offset arrangements.
(16) Effective May 1, 1999, the investment adviser agreed to waive its fees and/or reimburse the Funds through Dec. 31, 2000 to the extent that total Fund expenses exceed 1.25% for Equity and 1.25% for International Equity of the Funds' average daily net assets. Absent fee waivers and/or reimbursements, Other Expenses and Total expenses for the year ended
     Dec. 31, 1999 would have been 11.94% and 12.94% for International Equity.
(17) Each series has adopted a distribution plan under Rule 12b-1 that permits it to pay marketing and other fees to support the sales and distribution of service class shares (these fees are referred to as distribution fees).
(18) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower, and for service class shares would be estimated to be: 1.10% for Growth Series and 1.25% for New Discovery Series.
(19) MFS has contractually agreed, subject to reimbursement, to bear expenses for the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed 0.15% annually. Without this agreement, "Other Expenses" and Total would be 0.71% and 1.66% for Growth Series and 1.59% and 2.69% for New Discovery Series. These contractual fee arrangements will continue until at least
     May 1, 2001, unless changed with the consent of the board of trustees which oversees the series.
(20) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 1999 and 1.99% through Dec. 31, 2008. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.99% and 2.24% for Royce Micro-Cap Portfolio.
(21) These expenses reflect reimbursements by the Adviser. The Adviser reimbursed the Fund for all expenses incurred by the Fund in excess of 1.30% of Fund assets. The fund will repay the Adviser the amount of its reimbursement for up to three years following the reimbursement to the extent Fund expenses drop below 1.30%. The Adviser expects to continue to reimburse the Fund for these expenses for the foreseeable future. Either the Fund or the Adviser can terminate this arrangement at any time. Without this reimbursement, the Fund's "Other Expenses" and "Total" would have been 2.05% and 2.95%. Other expenses are based on estimated amounts for the current fiscal year.
(22) Actual operating expenses of funds at Dec. 31, 1999.
(23) Expense ratios are shown after fee waivers and expenses reimbursements by the investment adviser. The total expense ratios before the waivers and reimbursements would have been 11.16% for Emerging Growth Portfolio of the Warburg Pincus Trust.

IDS Life has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.
OTHER INFORMATION ON CHARGES
IDS Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.

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                                               PROSPECTUS -- MAY 1, 2000      27

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE
The value in the fixed account on the policy date (when the policy is issued) equals:
- the portion of your initial net premium allocated to the fixed account; plus
- interest accrued before the policy date; minus
- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:
- the value on the previous monthly date; plus
- net premiums allocated to the fixed account since the last monthly date; plus
- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus
- accrued interest on all of the above; minus
- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus
- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus
- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus
- any portion of the monthly deduction for the coming month allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES
The value in each subaccount changes daily, depending on the investment performance of the funds in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:
- the portion of your initial net premium allocated to the subaccount; plus
- interest accrued before the policy date; minus
- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value on each subaccount on each valuation date equals:
- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus
- net premiums received and allocated to the subaccount during the current valuation period; plus
- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; minus
- any transfers from the subaccount including loan transfers during the current valuation period; minus
- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus
- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

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28      VARIABLE UNIVERSAL LIFE POLICY

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they are related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying funds, and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last accumulation unit value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals
                             (a divided by b) - c,
where:
(a) equals:
- net asset value per share of the fund; plus
- per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus
- any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

(b) equals:
- net asset value per share of the fund at the end of the preceding valuation period; plus
- any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

(c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, fees and charges" above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units of each subaccount may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:
- additional premiums allocated to the subaccount;
- transfers into or out of the subaccount;
- partial surrenders and partial surrender fees;
- surrender charges; and/or
- pro rata portions of the monthly deductions

Accumulation unit values will fluctuate due to:
- changes in underlying fund's net asset value;
- dividends distributed to the subaccount;
- capital gains or losses of underlying fund;
- fund operating expenses; and/or
- mortality and expense risk fees.

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                                               PROSPECTUS -- MAY 1, 2000      29

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

If the insured's death is on or after the attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

- the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE
   INSURED'S      APPLICABLE    INSURED'S   APPLICABLE
   ATTAINED      PERCENTAGE OF  ATTAINED   PERCENTAGE OF
   INSURANCE        POLICY      INSURANCE     POLICY
      AGE            VALUE         AGE         VALUE
  40 or younger         250%       61             128%
  41                    243        62             126
  42                    236        63             124
  43                    229        64             122
  44                    222        65             120
  45                    215        66             119
  46                    209        67             118
  47                    203        68             117
  48                    197        69             116
  49                    191        70             115
  50                    185        71             113
  51                    178        72             111
  52                    171        73             109
  53                    164        74             107
  54                    157       75-95           105
  55                    150        96             104
  56                    146        97             103
  57                    142        98             102
  58                    138        99             101
  59                    134        100            100
  60                    130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which require a minimum death benefit in relation to policy value for your policy to qualify as life insurance.

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30      VARIABLE UNIVERSAL LIFE POLICY

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

- the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                 OPTION 1  OPTION 2
 specified amount                         $100,000  $100,000
 policy value                             $  5,000  $  5,000
 death benefit                            $100,000  $105,000
 policy value increases to                $  8,000  $  8,000
 death benefit                            $100,000  $108,000
 policy value decreases to                $  3,000  $  3,000
 death benefit                            $100,000  $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because IDS Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION
You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting death benefit amount would fall below the minimum amount shown in the policy.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

- Minimum monthly premium.

- Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT
Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified endowment contracts" under "Federal taxes."

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                                               PROSPECTUS -- MAY 1, 2000      31

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000, and we will not permit an increase after the insured's attained insurance age 85.

An increase in the specified amount will have the following effect on policy costs:

- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may increase.

- The minimum monthly premium will increase if the NLG is in effect.

- The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements.

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

- Charges for certain optional insurance benefits may decrease.

- The minimum monthly premium will decrease if the NLG is in effect.

- The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

- First from the portion due to the most recent increase;

- from portions due to the next most recent increases successively; and

- Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX
If the insured's age or sex has been misstated, the proceeds payable upon death will be:

- the policy value on the date of death; plus

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32      VARIABLE UNIVERSAL LIFE POLICY

- amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
- the amount of any outstanding indebtedness on the date of death.

SUICIDE
Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus any indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, IDS Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY
Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to IDS Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. There is no charge for transfers. Before transferring policy value, you should consider the risks involved in switching investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES
- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.
- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.
- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.
- We will not accept requests for transfers from the fixed account at any other time.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange right").

MINIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:
- For mail and phone transfers--$250 or the entire subaccount balance, whichever is less.
- For automated transfers--$50.

From the fixed account to a subaccount:
- $250 or the entire fixed account balance, minus any outstanding indebtedness, whichever is less.
- For automated transfers -- $50.

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                                               PROSPECTUS -- MAY 1, 2000      33

MAXIMUM TRANSFER AMOUNTS
From a subaccount to another subaccount or the fixed account:

- None.

From the fixed account to a subaccount:

- Entire fixed account balance, minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR
We reserve the right to limit mail and telephone transfers to five per policy year. Twelve automated transfers per policy are allowed.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER
Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.
 1 BY LETTER
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REGULAR MAIL:
IDS LIFE INSURANCE COMPANY
70100 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474

EXPRESS MAIL:
IDS LIFE INSURANCE COMPANY
70200 AXP FINANCIAL CENTER
MINNEAPOLIS, MN 55474
 2 BY PHONE
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Call between 7 a.m. and 6 p.m. Central Time:
1-800-862-7919 (toll free)
TTY service for the hearing impaired:
1-800-285-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, IDS Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

- We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to IDS Life and tell us.

AUTOMATED TRANSFERS
In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

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34      VARIABLE UNIVERSAL LIFE POLICY

AUTOMATED TRANSFER POLICIES:
- Minimum automated transfer amount: $50
- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values to one or more subaccounts and the fixed account, but you can transfer from only one account.
- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.
- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.
- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.
- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.
- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING
You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

                                HOW DOLLAR-COST AVERAGING WORKS
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                                           AMOUNT   ACCUMULATION  NUMBER OF UNITS
                             MONTH        INVESTED   UNIT VALUE      PURCHASED
By investing an             Jan             $100        $20               5.00
equal number of             Feb              100         16               6.25
dollars each month...       Mar              100          9              11.11

You automatically           Apr              100          5              20.00
buy more units              May              100          7              14.29
when the per unit           June             100         10              10.00
market price is low...      July             100         15               6.67

and fewer units             Aug              100         20               5.00
when the per unit           Sept             100         17               5.88
market price is high.       Oct              100         12               8.33

You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

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                                               PROSPECTUS -- MAY 1, 2000      35

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers between the Fixed Account and Subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the 10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN: $500 ($200 for Connecticut residents) or the remaining loan value, whichever is less.

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

- In Alabama, 100% of the policy value minus surrender charges.

- In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of Payments," under "Payment of Policy Proceeds.")

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account in proportion to their values, minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and/or subaccounts, using the monthly deduction allocation percentages. If the value in the fixed account or any subaccount is not enough to pay the allocated interest, we will take all of the interest from all of the accounts in proportion to their value, minus indebtedness.

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36      VARIABLE UNIVERSAL LIFE POLICY

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of Payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS
If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS
After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS
Unless you specify otherwise, IDS Life will make partial surrenders from the fixed account and subaccounts in proportion to their values at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS
A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

A partial surrender will reduce the death benefit by the amount of the partial surrender and fee, or, if the death benefit is based on the applicable percentage of policy value, by an amount equal to the applicable percentage times the amount of the partial surrender.

A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

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                                               PROSPECTUS -- MAY 1, 2000      37

If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. IDS Life will deduct this decrease from the current specified amount in this order:

- First from the specified amount provided by the most recent increase;

- Next from the next most recent increases successively;

- Then from the initial specified amount when the policy was issued.

Because they reduce the specified amount, partial surrenders may affect the cost of insurance. IDS Life will not allow a partial surrender if it would reduce the specified amount below the required minimum. (See "Decreases" under "Proceeds Payable Upon Death").

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES
Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT
For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the five-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the method of funding the policy value will be affected.

In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:

- this policy is in force; and

- your request is in writing; and

- you repay any existing indebtedness.

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy and the new policy. If the cash surrender value of this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

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38      VARIABLE UNIVERSAL LIFE POLICY

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD): Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB): ADB provides an additional death benefit if the insured's death is caused by accidental injury.

OTHER INSURED RIDER (OIR): OIR provides a level, adjustable death benefit on the life of each other insured covered.

CHILDREN'S INSURANCE RIDER (CIR): CIR provides level term coverage on each eligible child.

AUTOMATIC INCREASE BENEFIT RIDER (AIB): AIB provides an increase in the specified amount at a designated percentage on each policy anniversary until insured's attained age 65.

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (ABRTI): If the insured is terminally ill and death is expected to occur within six months, the rider provides that you can withdraw a portion of the death benefit prior to death. This rider is not available in all states.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:

- you surrender the policy; or

- the insured dies

We will pay all proceeds by check. We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate of at least 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).

PAYMENT OPTIONS: During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to IDS Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

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                                               PROSPECTUS -- MAY 1, 2000      39

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of policy proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy in "Taxation of Policy Proceeds." All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal taxes").

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 4% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

            PAYMENT PERIOD (YEARS)  MONTHLY PAYMENT PER $1,000 PLACED UNDER OPTION B
                      10                                 $9.61
                      15                                  6.87
                      20                                  5.51
                      25                                  4.71
                      30                                  4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee's last birthday) minus an adjustment as follows:

  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT  CALENDAR YEAR OF PAYEE'S BIRTH  ADJUSTMENT
        Before 1920                      0              1945-1949                    6
        1920-1924                        1              1950-1959                    7
        1925-1929                        2              1960-1969                    8
        1930-1934                        3              1970-1979                    9
        1935-1939                        4              1980-1989                   10
        1940-1944                        5              After 1989                  11

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40      VARIABLE UNIVERSAL LIFE POLICY

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

ADJUSTED
  AGE              LIFE INCOME PER $1,000 WITH
 PAYEE               PAYMENTS GUARANTEED FOR
-------------------------------------------------------
             10 YEARS        15 YEARS       20 YEARS
           MALE    FEMALE  MALE   FEMALE  MALE   FEMALE
    50     $4.22   $3.89   $4.17  $3.86   $4.08  $3.82
    55      4.62    4.22    4.53   4.18    4.39   4.11
    60      5.14    4.66    4.96   4.57    5.71   4.44
    65      5.81    5.22    5.46   5.05    5.02   4.79
    70      6.61    5.96    5.96   5.60    5.27   5.12
    75      7.49    6.89    6.38   6.14    5.42   5.35

DEFERRAL OF PAYMENTS: We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

- the NYSE is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as IDS Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. IDS Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

IDS LIFE'S TAX STATUS
The IRS taxes IDS Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts to be a part of IDS Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax IDS Life on this investment income, including realized capital gains. Therefore, IDS Life does not charge the subaccounts for our federal income taxes. IDS Life reserves the right to make such a charge in the future if there is a change in the tax treatment of subaccounts or variable life insurance contracts or in IDS Life's tax status as we currently understand it.

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                                               PROSPECTUS -- MAY 1, 2000      41

TAXATION OF POLICY PROCEEDS
The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes. When we pay the proceeds after the insured's attained insurance age 100 and the amount received plus any indebtedness exceeds your investment in the policy, the IRS may tax the excess as ordinary income.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

                SOURCE OF PROCEEDS                        TAXABLE PORTION OF PRE-DEATH PROCEEDS
FULL SURRENDER:                                     Amount you receive plus any indebtedness, minus
                                                    your investment in the policy.*
------------------------------------------------------------------------------------------------------
LAPSE:                                              Any outstanding indebtedness minus your investment
                                                    in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Lesser of:
  (MODIFIED ENDOWMENTS):                            the amount you receive or policy value minus your
                                                    investment in the policy.*
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        Lesser of:
  (MODIFIED ENDOWMENTS)                             the amount of the loan/assignment or policy value
                                                    minus your investment in the policy.*
------------------------------------------------------------------------------------------------------
PARTIAL SURRENDERS                                  Generally, if the amount you receive is greater
  (OTHER POLICIES):                                 than your investment in the policy,* the amount in
                                                    excess of your investment is taxable. However,
                                                    during the first 15 policy years, a different
                                                    amount may be taxable if the partial surrender
                                                    results in or is caused by a reduction in
                                                    benefits.
------------------------------------------------------------------------------------------------------
POLICY LOANS AND ASSIGNMENTS                        None
  (OTHER POLICIES):
------------------------------------------------------------------------------------------------------
PAYMENT OPTIONS:                                    If we pay the proceeds of the policy under one of
                                                    the payment options, see the "Payment option"
                                                    under "Payment of Policy proceeds" section for tax
                                                    information.
------------------------------------------------------------------------------------------------------

  * The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.

MODIFIED ENDOWMENT CONTRACTS
In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

- you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of you policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds payable upon death" section or an increase in policy value growth under Option 2,

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42      VARIABLE UNIVERSAL LIFE POLICY
generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

- the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.

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                                               PROSPECTUS -- MAY 1, 2000      43

IDS LIFE

IDS Life is a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 200 AXP Financial Center, Minneapolis, MN 55474.

IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York. A wholly owned subsidiary of IDS Life, IDS Life Insurance Company of New York, conducts a substantially identical business in New York.

IDS Life has been in the variable annuity business since 1968 and has sold a number of different variable annuity contracts and variable life insurance policies, that use other separate accounts, unit investment trusts and mutual funds.

OWNERSHIP
IDS Life is a wholly owned subsidiary of American Express Financial Corporation
(AEFC); AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express-Registered Trademark- Funds, AEFC manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $262 billion.

STATE REGULATION
IDS Life is subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, IDS Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. IDS Life files an annual statement in a prescribed form with Minnesota's Department of Commerce and in each state in which IDS Life does business. IDS Life's books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY
IDS Life is the sole distributor of the policy. IDS Life is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. (NASD). Representatives of IDS Life are licensed insurance and annuity agents, and are registered with the NASD as representatives of IDS Life.

IDS Life pays its representatives a commission of up to 50% of the initial target premium (annualized) in the first three years when the policy is sold, plus up to 3% of all premiums in excess of the target premium. Each year, IDS Life pays a service fee of 0.3% or less of the policy value, net of indebtedness. IDS Life pays additional commissions if an increase in coverage occurs. IDS Life also pays approximately 27% of the total representative's commission to the field vice presidents and district sales managers of the selling representative.

LEGAL PROCEEDINGS
A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life and AEFC do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life and AEFC, like other life and health insurers, from time to time are involved in such litigation. On December 13, 1996 an action entitled

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44      VARIABLE UNIVERSAL LIFE POLICY

LESA BENACQUISTO AND DANIEL BENACQUISTO VS. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in Minnesota state court. The action is brought by individuals who replaced an existing IDS Life insurance policy with a new IDS Life policy. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new policies from and after January 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. IDS Life and AEFC filed an answer to the complaint on February 18, 1997, denying the allegations. A second action, entitled ARNOLD MORK, ISABELLA MORK, RONALD MELCHART AND SUSAN MELCHART VS. IDS LIFE INSURANCE COMPANY AND AMERICAN EXPRESS FINANCIAL CORPORATION was commenced in the same court on March 21, 1997. In addition to claims that are included in the Benacquisto lawsuit, the second action include an allegation of improper replacement of an existing IDS Life annuity contract. A subsequent class action, RICHARD THORESEN AND ELIZABETH THORESEN VS. AEFC, AMERICAN PARTNERS LIFE INSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN CENTURION LIFE ASSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK, was filed in the same court on October 13, 1998 alleging that sale of annuities in tax-deferred retirement investment plans (e.g. IRA's) was done through deceptive marketing practices, which the company denies. Plaintiffs in each of the above actions seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues.

IDS Life is included as a party to a preliminary settlement of all three class action lawsuits. We believe this approach will put these cases behind us and provide a fair outcome for our clients. Our decision to settle does not include any admission of wrongdoing. We do not anticipate that this proposed settlement or any other lawsuits in which IDS Life is a defendant, will have a material adverse effect on our financial condition.

YEAR 2000
The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the Variable Account. All of the major systems used by IDS Life and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on IDS Life's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

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                                               PROSPECTUS -- MAY 1, 2000      45

EXPERTS
Ernst & Young LLP, independent auditors, have audited the consolidated financial statements of IDS Life Insurance Company at Dec. 31, 1999 and 1998, and for each of the three years in the period ended Dec. 31, 1999, and the individual and combined financial statements of the segregated asset subaccounts of the IDS Life Variable Life Separate Account - Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, FEI, Y, V, IL, X, W, FND, FGI, FVL, FIF, FPH, FNO and FSC) at Dec. 31, 1999, and for the periods indicated therein as set forth in their reports. We've included our financial statements in the prospectus in reliance on Ernst & Young LLP's report, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF IDS LIFE

DIRECTORS
DAVID R. HUBERS
Director since September 1989; president and chief executive officer, AEFC, since August 1993, and director, AEFC, since January 1984; senior vice president, Finance and chief financial officer, AEFC, from January 1984 to August 1993.

RICHARD W. KLING
Chief executive officer since December 1989; director since February 1984; president since March 1994; executive vice president, Marketing and Products from January 1988 to March 1994; senior vice president, AEFC, since May 1994; director of IDS Life Series Fund, Inc. and chairman of the board of managers of IDS Life Variable Annuity Funds A and B.

PAUL F. KOLKMAN
Director since May 1984; executive vice president since March 1994; vice president, Finance, from May 1984 to March 1994; vice president, AEFC, since January 1987.

PAMELA J. MORET
Director since March 2000; executive vice president -- Variable Assets since April 1997; vice president -- Retail Service Group AEFC, from 1996 to 1997; vice president -- Communications, AEFC, from 1993 to 1996.

JAMES A. MITCHELL
Chairman of the board since March 1994; director since July 1984; chief executive officer from November 1986 to March 1999; president from July 1984 to March 1994; executive vice president, AEFC, since March 1994; director, AEFC, since July 1984; senior vice president, AEFC, from July 1984 to March 1994.

BARRY J. MURPHY
Director and executive vice president, Client Service, since March 1994; senior vice president, Operations, Travel Related Services (TRS), a subsidiary of American Express Company, since July 1992; vice president, TRS, from November 1989 to July 1992 chief operating officer, TRS, from March 1988 to November 1989.

STUART A. SEDLACEK
Executive vice president since December 1999; director, senior vice president and chief financial officer of AEFC since January 1998; vice president -- Assured Assets, AEFC from 1994 to 1997.

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46      VARIABLE UNIVERSAL LIFE POLICY

OFFICERS OTHER THAN DIRECTORS
JEFFREY S. HORTON
Vice president, treasurer and assistant secretary since December 1997; vice president and corporate treasurer, AEFC, since December 1997; controller, American Express Technologies -- Financial Services, AEFC, from July 1997 to December 1997; controller, Risk Management Products, AEFC, from June 1990 to May 1994.

WILLIAM A. STOLTZMANN
Vice president, general counsel and secretary since 1985; vice president and assistant general counsel, AEFC, since November 1985.

PHILIP C. WENTZEL
Vice president and controller since 1998; Vice president -- Finance, Risk Management Products, AEFC since 1997; and director of financial reporting and analysis from 1992 to 1997.

The address for all of the directors and principal officers is: 200 AXP Financial Center, Minneapolis, MN 55474.

The officers, employees and sales force of IDS Life are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.

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                                               PROSPECTUS -- MAY 1, 2000      47

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and IDS Life, please refer to the registration statement. You can find the registration statement on the SEC's web site at http://www.sec.gov.

SUBSTITUTION OF INVESTMENTS
We may change the funds from which the subaccounts buy shares if: the existing funds become unavailable; or in the judgment of IDS Life, the funds are no longer suitable for the subaccounts. If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, IDS Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. IDS Life will notify owners within five days of any substitution or change.

VOTING RIGHTS
As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote. On some issues, such as election of directors of IDS Life Series Fund, all shares of the IDS Life Series Fund Portfolios vote together as one series. When electing directors, all shares of IDS Life Series Fund Portfolios have cumulative voting rights. Cumulative voting means that shareholders are entitled to a number of votes equal to the number of shares they hold multiplied by the number of directors to be elected and they have the right to divide votes among candidates.

On an issue affecting only one fund -- for example, a fundamental investment restriction pertaining only to that fund -- its shares vote as a separate series. If shareholders of a particular fund vote approval of an agreement, the agreement becomes effective with respect to that fund, whether or not it is approved by shareholders of the other funds.

IDS Life is the owner of all fund shares and therefore holds all voting rights. However, IDS Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. IDS Life also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, IDS Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If IDS Life does disregard voting instructions, we will advise you of that action and the reasons for in our next report to owners.

REPORTS
At least once a year IDS Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

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48      VARIABLE UNIVERSAL LIFE POLICY

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

- the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS:

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

INSURED: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES AND CHARGES
The death benefit, policy value and cash surrender value reflect the following charges:

- Premium expense charge: 5% of each premium payment.

- Cost of insurance charge for the sex, age and rate classification for the assumed insured.

- Policy fee: $5 per month ($7.50 per month guaranteed maximum).

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.70% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees and Charges section of this prospectus for additional information;

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      49

- The daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually for the first 10 policy years and 0.45% thereafter, we reserve the right to charge up to 0.9% for all policy years; and

- a nonadvisory expense charge of 0.1% of each fund's average daily net assets for direct expenses incurred by the fund; currently, this is the maximum direct expenses the funds will incur after IDS Life limits the direct expenses of some funds. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the Loads, Fees, and Charges section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

                                                      NET ANNUAL RATE OF RETURN  NET ANNUAL RATE OF RETURN
                           NET ANNUAL RATE OF RETURN     FOR "CURRENT COSTS         FOR "CURRENT COSTS
  GROSS ANNUAL INVESTMENT    FOR "GUARANTEED COSTS     ASSUMED" ILLUSTRATION,     ASSUMED" ILLUSTRATION,
      RATE OF RETURN         ASSUMED" ILLUSTRATION           YEARS 1-10             YEARS 11 AND AFTER
                  0%                    (1.69)%                    (1.69)%                    (1.24)%
                  6                      4.21                       4.21                       4.68
                 12                     10.11                      10.11                      10.61

TAXES: Results shown in the tables reflect the fact that IDS Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated

--------------------------------------------------------------------------------

50      VARIABLE UNIVERSAL LIFE POLICY

ILLUSTRATION
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                              MALE AGE 35                      CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                 NONSMOKER                       ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1         $945      $100,000    $100,000    $100,000       614       657        700        0         0          0
  2        1,937      $100,000    $100,000    $100,000     1,209     1,333      1,463      308       432        562
  3        2,979      $100,000    $100,000    $100,000     1,784     2,027      2,292      883     1,126      1,391
  4        4,073      $100,000    $100,000    $100,000     2,335     2,737      3,191    1,434     1,836      2,290
  5        5,222      $100,000    $100,000    $100,000     2,868     3,467      4,172    1,967     2,566      3,271

  6        6,428      $100,000    $100,000    $100,000     3,375     4,212      5,236    2,654     3,491      4,515
  7        7,694      $100,000    $100,000    $100,000     3,857     4,972      6,392    3,317     4,431      5,851
  8        9,024      $100,000    $100,000    $100,000     4,316     5,749      7,651    3,956     5,389      7,291
  9       10,420      $100,000    $100,000    $100,000     4,749     6,541      9,021    4,568     6,361      8,841
  10      11,886      $100,000    $100,000    $100,000     5,153     7,346     10,512    5,153     7,346     10,512

  11      13,425      $100,000    $100,000    $100,000     5,552     8,200     12,189    5,552     8,200     12,189
  12      15,042      $100,000    $100,000    $100,000     5,922     9,072     14,025    5,922     9,072     14,025
  13      16,739      $100,000    $100,000    $100,000     6,264     9,963     16,040    6,264     9,963     16,040
  14      18,521      $100,000    $100,000    $100,000     6,576    10,873     18,252    6,576    10,873     18,252
  15      20,392      $100,000    $100,000    $100,000     6,854    11,799     20,681    6,854    11,799     20,681

  16      22,356      $100,000    $100,000    $100,000     7,095    12,739     23,348    7,095    12,739     23,348
  17      24,419      $100,000    $100,000    $100,000     7,295    13,690     26,279    7,295    13,690     26,279
  18      26,585      $100,000    $100,000    $100,000     7,447    14,646     29,501    7,447    14,646     29,501
  19      28,859      $100,000    $100,000    $100,000     7,552    15,609     33,048    7,552    15,609     33,048
  20      31,247      $100,000    $100,000    $100,000     7,598    16,570     36,955    7,598    16,570     36,955

age 60    45,102      $100,000    $100,000    $100,000     6,784    21,209     63,603    6,784    21,209     63,603
age 65    62,785      $100,000    $100,000    $132,317     3,559    25,064    108,456    3,559    25,064    108,456

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      51

ILLUSTRATION
-------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT
$100,000                                              MALE AGE 35                      GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                 NONSMOKER                       ANNUAL PREMIUM $900
-------------------------------------------------------------------------------------------------------------------
        PREMIUM
        ACCUMULATED  DEATH BENEFIT (1)(2)                POLICY VALUE (1)(2)           CASH SURRENDER VALUE (1)(2)
END OF  WITH ANNUAL  ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS   ASSUMING HYPOTHETICAL GROSS
POLICY  INTEREST     ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
 YEAR   AT 5%                0%          6%         12%        0%        6%       12%        0%        6%       12%
-------------------------------------------------------------------------------------------------------------------

  1           $945    $100,000    $100,000    $100,000       584       626        668        0         0          0
  2          1,937    $100,000    $100,000    $100,000     1,150     1,270      1,396      249       369        495
  3          2,979    $100,000    $100,000    $100,000     1,696     1,931      2,187      795     1,030      1,286
  4          4,073    $100,000    $100,000    $100,000     2,219     2,606      3,044    1,318     1,705      2,143
  5          5,222    $100,000    $100,000    $100,000     2,723     3,299      3,977    1,822     2,398      3,076

  6          6,428    $100,000    $100,000    $100,000     3,203     4,006      4,989    2,482     3,285      4,268
  7          7,694    $100,000    $100,000    $100,000     3,658     4,726      6,088    3,117     4,185      5,548
  8          9,024    $100,000    $100,000    $100,000     4,090     5,461      7,284    3,729     5,101      6,924
  9         10,420    $100,000    $100,000    $100,000     4,496     6,209      8,584    4,315     6,029      8,404
  10        11,886    $100,000    $100,000    $100,000     4,873     6,969      9,998    4,873     6,969      9,998

  11        13,425    $100,000    $100,000    $100,000     5,221     7,737     11,533    5,221     7,737     11,533
  12        15,042    $100,000    $100,000    $100,000     5,538     8,515     13,205    5,538     8,515     13,205
  13        16,739    $100,000    $100,000    $100,000     5,823     9,302     15,026    5,823     9,302     15,026
  14        18,521    $100,000    $100,000    $100,000     6,075    10,094     17,011    6,075    10,094     17,011
  15        20,392    $100,000    $100,000    $100,000     6,289    10,891     19,174    6,289    10,891     19,174

  16        22,356    $100,000    $100,000    $100,000     6,463    11,688     21,533    6,463    11,688     21,533
  17        24,419    $100,000    $100,000    $100,000     6,590    12,479     24,104    6,590    12,479     24,104
  18        26,585    $100,000    $100,000    $100,000     6,666    13,260     26,910    6,666    13,260     26,910
  19        28,859    $100,000    $100,000    $100,000     6,683    14,024     29,971    6,683    14,024     29,971
  20        31,247    $100,000    $100,000    $100,000     6,637    14,766     33,315    6,637    14,766     33,315

age 60      45,102    $100,000    $100,000    $100,000     5,216    17,893     55,543    5,216    17,893     55,543
age 65      62,785    $100,000    $100,000    $112,343       764    18,976     92,085      764    18,976     92,085

(1)  Assumes no policy loans or partial withdrawals have been made.
(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

--------------------------------------------------------------------------------

52      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY
We have audited the accompanying individual and combined statements of net assets of the segregated asset subaccounts of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts (comprised of subaccounts U, FEI, Y, V, IL, X, W, FND, FGI, FVL, FIF, FPH, FNO and FSC) as of
December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the management of IDS Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1999 with the affiliated and unaffiliated mutual fund portfolio managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of IDS Life Variable Life Separate Account -- Flexible Premium Variable Life Subaccounts at December 31, 1999 and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
Minneapolis, Minnesota
March 17, 2000

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      53

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                       SEGREGATED ASSET SUBACCOUNTS
                                    ------------------------------------------------------------------
DEC. 31, 1999                             U            FEI           Y            V            IL

 ASSETS
------------------------------------------------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                         $  782,166,524  $1,255,418  $18,371,252  $89,579,586  $245,807,476
                                    ------------------------------------------------------------------
    at market value                 $1,642,862,121  $1,291,839  $17,479,784  $84,039,996  $372,397,830
Dividends receivable                            --          --       80,100    1,023,739            --
Accounts receivable from IDS Life
  for contract purchase payments           473,225      53,978        4,818           --       318,860
Receivable from mutual funds and
  portfolios for share redemptions              --          --           --           --            --
------------------------------------------------------------------------------------------------------
Total assets                         1,643,335,346   1,345,817   17,564,702   85,063,735   372,716,690
------------------------------------------------------------------------------------------------------

 LIABILITIES
------------------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee         1,245,633         864       13,310       64,864       281,979
  Contract terminations                         --          --           --        9,658            --
Payable to mutual funds and
  portfolios for investments
  purchased                                     --          --           --           --            --
------------------------------------------------------------------------------------------------------
Total liabilities                        1,245,633         864       13,310       74,522       281,979
------------------------------------------------------------------------------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                            $1,642,089,713  $1,344,953  $17,551,392  $84,989,213  $372,434,711
------------------------------------------------------------------------------------------------------
Accumulation units outstanding         211,900,458   1,384,653    8,219,277   37,532,704   129,850,236
------------------------------------------------------------------------------------------------------
Net asset value per accumulation
  unit                              $         7.75  $     0.97  $      2.14  $      2.26  $       2.87
------------------------------------------------------------------------------------------------------

                                    SEGREGATED ASSET SUBACCOUNTS
                                    -------------------------
DEC. 31, 1999                            X             W
 ASSETS
--------------------------------------------------------------
Investments in shares of mutual
  funds and portfolios:
    at cost                         $508,863,322  $62,705,860
                                    -------------------------
    at market value                 $722,360,193  $62,706,622
Dividends receivable                          --      280,890
Accounts receivable from IDS Life
  for contract purchase payments         342,313      180,319
Receivable from mutual funds and
  portfolios for share redemptions            --           --
----------------------------------
Total assets                         722,702,506   63,167,831
----------------------------------
 LIABILITIES
---------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee         550,216       46,627
  Contract terminations                       --           --
Payable to mutual funds and
  portfolios for investments
  purchased                                   --           --
----------------------------------
Total liabilities                        550,216       46,627
----------------------------------
Net assets applicable to Variable
  Life contracts in accumulation
  period                            $722,152,290  $63,121,204
----------------------------------
Accumulation units outstanding       145,546,914   36,916,076
----------------------------------
Net asset value per accumulation
  unit                              $       4.96  $      1.71
----------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

54      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                     SEGREGATED ASSET SUBACCOUNTS
                                          --------------------------------------------------
DEC. 31, 1999                                 FND          FGI          FVL          FIF

 ASSETS
--------------------------------------------------------------------------------------------
Investments in shares of mutual funds
  and portfolios:
    at cost                               $2,340,693   $278,503,164  $3,228,275  $2,413,612
                                          --------------------------------------------------
    at market value                       $2,473,695   $389,883,136  $3,136,167  $2,629,269
Dividends receivable                              --             --          --          --
Accounts receivable from IDS Life for
  contract purchase payments                  98,590        777,428      95,104      63,109
Receivable from mutual funds and
  portfolios for share redemptions                --        294,965       2,007       1,643
--------------------------------------------------------------------------------------------
Total assets                               2,572,285    390,955,529   3,233,278   2,694,021
--------------------------------------------------------------------------------------------

 LIABILITIES
--------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee               1,017        294,965       2,007       1,643
  Contract terminations                           --             --          --          --
Payable to mutual funds and portfolios
  for investments purchased                       --        777,428      95,104      63,109
--------------------------------------------------------------------------------------------
Total liabilities                              1,017      1,072,393      97,111      64,752
--------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period        $2,571,268   $389,883,136  $3,136,167  $2,629,269
--------------------------------------------------------------------------------------------
Accumulation units outstanding             2,231,692    185,561,217   3,552,663   2,354,573
--------------------------------------------------------------------------------------------
Net asset value per accumulation unit     $     1.15   $       2.10  $     0.88  $     1.12
--------------------------------------------------------------------------------------------

                                               SEGREGATED ASSET SUBACCOUNTS          COMBINED
                                          --------------------------------------     VARIABLE
DEC. 31, 1999                                 FPH          FNO           FSC         ACCOUNT
 ASSETS
--------------------------------------------------------------------------------------------
Investments in shares of mutual funds
  and portfolios:
    at cost                                $921,289    $210,471,751  $3,220,394   $2,209,848,616
                                          ------------------------------------------------------
    at market value                        $939,494    $376,686,549  $4,224,633   $3,683,111,328
Dividends receivable                             --              --          --        1,384,729
Accounts receivable from IDS Life for
  contract purchase payments                 16,147         696,508      75,891        3,196,290
Receivable from mutual funds and
  portfolios for share redemptions              640         283,241       2,829          585,325
----------------------------------------
Total assets                                956,281     377,666,298   4,303,353    3,688,277,672
----------------------------------------
 LIABILITIES
--------------------------------------------------------------------------------------------
Payable to IDS Life for:
  Mortality and expense risk fee                640         283,241       2,829        2,789,835
  Contract terminations                          --              --          --            9,658
Payable to mutual funds and portfolios
  for investments purchased                  16,147         696,508      75,891        1,724,187
----------------------------------------
Total liabilities                            16,787         979,749      78,720        4,523,680
----------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period         $939,494    $376,686,549  $4,224,633   $3,683,753,992
----------------------------------------
Accumulation units outstanding              944,282     152,538,827   2,450,743
----------------------------------------
Net asset value per accumulation unit      $   0.99    $       2.47  $     1.72
----------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      55

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                       SEGREGATED ASSET SUBACCOUNTS
                                         ----------------------------------------------------------------------------------------
PERIOD ENDED DEC. 31, 1999                    U         FEI(1)         Y            V           IL            X            W
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual funds and
  portfolios                             $         --   $   634   $   940,641  $ 6,162,508  $ 7,448,000  $ 18,134,661  $2,146,451
Mortality and expense risk fee              9,348,608     2,388       150,069      766,679    2,559,090     5,574,388     416,151
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net            (9,348,608)   (1,754)      790,572    5,395,829    4,888,910    12,560,273   1,730,300
---------------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on sales of
  investments in mutual funds and
  portfolios:
  Proceeds from sales                      39,993,663     6,434     3,213,588    6,580,661    4,607,322    18,745,240   8,922,156
  Cost of investments sold                 30,235,968     6,490     3,314,366    6,850,009    3,679,413    14,868,592   8,922,130
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments     9,757,695       (56)     (100,778)    (269,348)     927,909     3,876,648          26
Net change in unrealized appreciation
  or depreciation of investments          724,869,085    36,421    (1,155,624)  (5,531,675)  89,942,800   119,944,554         794
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments            734,626,780    36,365    (1,256,402)  (5,801,023)  90,870,709   123,821,202         820
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations              $725,278,172   $34,611   $  (465,830) $  (405,194) $95,759,619  $136,381,475  $1,731,120
---------------------------------------------------------------------------------------------------------------------------------

(1) For period June 17, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

56      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                        SEGREGATED ASSET SUBACCOUNTS                                  COMBINED
                             -----------------------------------------------------------------------------------      VARIABLE
PERIOD ENDED DEC. 31, 1999    FND(1)        FGI        FVL(2)     FIF(2)     FPH(2)        FNO          FSC(2)        ACCOUNT

 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------------------------------
Dividend income from mutual
  funds and portfolios       $  5,816   $ 3,192,821   $     --   $     --   $     --   $  2,245,498   $   95,880   $   40,372,910
Mortality and expense risk
  fee                           1,261     2,295,169      5,358      3,575      1,708      1,911,771        6,350       23,042,565
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) --
  net                           4,555       897,652     (5,358)    (3,575)    (1,708)       333,727       89,530       17,330,345
---------------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
---------------------------------------------------------------------------------------------------------------------------------
Realized gain (loss) on
  sales of investments in
  mutual funds and
  portfolios:
  Proceeds from sales             244            --      5,084      2,348    171,245         14,996       20,532       82,283,513
  Cost of investments sold        245            --      5,236      2,344    168,854          9,702       16,890       68,080,239
---------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on
  investments                      (1)           --       (152)         4      2,391          5,294        3,642       14,203,274
Net change in unrealized
  appreciation or
  depreciation of
  investments                 133,002    82,169,165    (92,108)   215,657     18,205    139,915,127    1,004,239    1,151,469,642
---------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on
  investments                 133,001    82,169,165    (92,260)   215,661     20,596    139,920,421    1,007,881    1,165,672,916
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                 $137,556   $83,066,817   $(97,618)  $212,086   $ 18,888   $140,254,148   $1,097,411   $1,183,003,261
---------------------------------------------------------------------------------------------------------------------------------

(1) For period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.
(2) For period May 3, 1999 (commencement of operations) to Dec. 31, 1999.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      57

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                              SEGREGATED ASSET SUBACCOUNTS
                                        -------------------------------------------------------------------------
 YEAR ENDED DEC. 31, 1998                     U              Y              V             IL              X

  INVESTMENT INCOME
 ----------------------------------------------------------------------------------------------------------------
 Dividend income from mutual funds
   and portfolios                       $127,552,190   $    651,047   $  5,482,824   $ 10,109,537   $ 44,064,797
 Mortality and expense risk fee            7,017,729         95,855        673,510      1,923,842      4,505,632
 ----------------------------------------------------------------------------------------------------------------
 Investment income (loss) -- net         120,534,461        555,192      4,809,314      8,185,695     39,559,165
 ----------------------------------------------------------------------------------------------------------------

  REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS -- NET
 ----------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                     9,112,329      2,869,520      2,569,475      1,835,092      3,977,679
   Cost of investments sold                7,404,017      2,821,030      2,534,204      1,688,869      3,476,801
 ----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investments                             1,708,312         48,490         35,271        146,223        500,878
 Net change in unrealized
   appreciation or depreciation of
   investments                           (54,778,267)       143,444     (1,588,877)    27,604,400     24,071,107
 ----------------------------------------------------------------------------------------------------------------
 Net gain (loss) on investments          (53,069,955)       191,934     (1,553,606)    27,750,623     24,571,985
 ----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations     $ 67,464,506   $    747,126   $  3,255,708   $ 35,936,318   $ 64,131,150
 ----------------------------------------------------------------------------------------------------------------

                                            SEGREGATED ASSET SUBACCOUNTS            COMBINED
                                     -------------------------------------------    VARIABLE
 YEAR ENDED DEC. 31, 1998                  W             FGI            FNO          ACCOUNT
  INVESTMENT INCOME
 -----------------------------------------------------------------------------------------------
 Dividend income from mutual funds
   and portfolios                    $  1,502,154   $  2,141,220   $    962,047   $192,465,816
 Mortality and expense risk fee           274,445        894,291        771,763     16,157,067
 ----------------------------------  ----------------------------------------------------------
 Investment income (loss) -- net        1,227,709      1,246,929        190,284    176,308,749
 ----------------------------------  ----------------------------------------------------------
  REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS -- NET
 --------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                 12,888,386        352,149            285     33,604,915
   Cost of investments sold            12,888,474        309,487            297     31,123,179
 ----------------------------------  ----------------------------------------------------------
 Net realized gain (loss) on
   investments                                (88)        42,662            (12)     2,481,736
 Net change in unrealized
   appreciation or depreciation of
   investments                                 50     26,122,797     21,170,328     42,744,982
 ----------------------------------  ----------------------------------------------------------
 Net gain (loss) on investments               (38)    26,165,459     21,170,316     45,226,718
 ----------------------------------  ----------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations  $  1,227,671   $ 27,412,388   $ 21,360,600   $221,535,467
 ----------------------------------  ----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

58      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                              SEGREGATED ASSET SUBACCOUNTS
                                        -------------------------------------------------------------------------
 YEAR ENDED DEC. 31, 1997                     U              Y              V             IL              X

  INVESTMENT INCOME
 ----------------------------------------------------------------------------------------------------------------
 Dividend income from mutual funds
   and portfolios                       $ 23,181,667   $    636,103   $  4,276,019   $  4,413,548   $ 38,138,777
 Mortality and expense risk fee            5,566,619         86,117        541,604      1,238,582      3,575,194
 ----------------------------------------------------------------------------------------------------------------
 Investment income (loss) -- net          17,615,048        549,986      3,734,415      3,174,966     34,563,583
 ----------------------------------------------------------------------------------------------------------------

  REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS -- NET
 ----------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                     5,074,599      3,337,156      3,857,257        668,935      2,995,867
   Cost of investments sold                4,025,924      3,359,081      3,771,946        630,427      2,544,758
 ----------------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on
   investments                             1,048,675        (21,925)        85,311         38,508        451,109
 Net change in unrealized
   appreciation or depreciation of
   investments                            96,070,257        182,848        286,967      2,355,317     24,614,820
 ----------------------------------------------------------------------------------------------------------------
 Net gain (loss) on investments           97,118,932        160,923        372,278      2,393,825     25,065,929
 ----------------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations     $114,733,980   $    710,909   $  4,106,693   $  5,568,791   $ 59,629,512
 ----------------------------------------------------------------------------------------------------------------

                                            SEGREGATED ASSET SUBACCOUNTS            COMBINED
                                     -------------------------------------------    VARIABLE
 YEAR ENDED DEC. 31, 1997                  W             FGI            FNO          ACCOUNT
  INVESTMENT INCOME
 ----------------------------------------------------------------------------------------------------------------
 Dividend income from mutual funds
   and portfolios                    $  1,234,742   $     62,316   $         --   $ 71,943,172
 Mortality and expense risk fee           223,384        190,159        206,714     11,628,373
 ----------------------------------  ----------------------------------------------------------
 Investment income (loss) -- net        1,011,358       (127,843)      (206,714)    60,314,799
 ----------------------------------  ----------------------------------------------------------
  REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS -- NET
 ----------------------------------------------------------------------------------------------------------------
 Realized gain (loss) on sales of
   investments in mutual funds and
   portfolios:
   Proceeds from sales                  9,523,185             --             --     25,456,999
   Cost of investments sold             9,523,329             --             --     23,855,465
 ----------------------------------  ----------------------------------------------------------
 Net realized gain (loss) on
   investments                               (144)            --             --      1,601,534
 Net change in unrealized
   appreciation or depreciation of
   investments                                141      3,092,969      5,147,244    131,750,563
 ----------------------------------  ----------------------------------------------------------
 Net gain (loss) on investments                (3)     3,092,969      5,147,244    133,352,097
 ----------------------------------  ----------------------------------------------------------
 Net increase (decrease) in net
   assets resulting from operations  $  1,011,355   $  2,965,126   $  4,940,530   $193,666,896
 ----------------------------------  ----------------------------------------------------------

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      59

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SEGREGATED ASSET SUBACCOUNTS
                              ---------------------------------------------------------------------------------------------------
PERIOD ENDED DEC. 31, 1999          U            FEI(1)          Y             V             IL             X              W

 OPERATIONS
---------------------------------------------------------------------------------------------------------------------------------
Investment income (loss) --
  net                         $   (9,348,608)  $   (1,754)  $   790,572   $ 5,395,829   $  4,888,910   $ 12,560,273   $ 1,730,300
Net realized gain (loss) on
  investments                      9,757,695          (56)     (100,778)     (269,348)       927,909      3,876,648            26
Net change in unrealized
  appreciation or
  depreciation of
  investments                    724,869,085       36,421    (1,155,624)   (5,531,675)    89,942,800    119,944,554           794
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  net assets resulting from
  operations                     725,278,172       34,611      (465,830)     (405,194)    95,759,619    136,381,475     1,731,120
---------------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------------------------------------------
Contract purchase payments       133,387,819      219,594     4,606,568    17,115,531     46,485,029     78,106,627    28,730,316
Net transfers(2)                  (1,507,552)   1,105,467     3,044,087    (4,934,698)    13,123,757      8,656,652     5,624,410
Transfers for policy loans       (10,320,087)      (1,603)       68,482      (369,444)    (2,095,542)    (6,060,644)     (214,529)
Policy charges                   (36,606,464)     (13,116)   (1,208,810)   (5,439,611)    (9,251,214)   (25,280,787)   (4,227,829)
Contract terminations:
  Surrender benefits             (54,718,453)          --    (1,057,962)   (3,511,478)   (13,568,948)   (29,024,745)   (3,173,237)
  Death benefits                  (3,766,920)          --       (26,640)     (260,076)      (642,725)    (2,288,733)      (87,071)
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from
  contract transactions           26,468,343    1,310,342     5,425,725     2,600,224     34,050,357     24,108,370    26,652,060
---------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of
  year                           890,343,198           --    12,591,497    82,794,183    242,624,735    561,662,445    34,738,024
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year     $1,642,089,713   $1,344,953   $17,551,392   $84,989,213   $372,434,711   $722,152,290   $63,121,204
---------------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at
  beginning of year              205,971,122           --     5,728,665    36,389,966    114,891,933    139,808,650    21,082,168
Contract purchase payments        28,418,504      232,022     2,132,600     7,566,628     20,399,076     18,261,509    17,114,443
Net transfers(2)                  (1,065,345)   1,168,177     1,392,491    (2,183,191)     5,576,311      2,005,592     3,296,070
Transfers for policy loans        (2,101,106)      (1,662)       31,635      (163,344)      (914,316)    (1,404,729)     (123,093)
Policy charges                    (7,772,005)     (13,884)     (561,464)   (2,406,056)    (4,064,907)    (5,909,528)   (2,516,618)
Contract terminations:
  Surrender benefits             (10,765,231)          --      (492,290)   (1,556,112)    (5,752,569)    (6,680,324)   (1,882,111)
  Death benefits                    (785,481)          --       (12,360)     (115,187)      (285,292)      (534,256)      (54,783)
---------------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of
  year                           211,900,458    1,384,653     8,219,277    37,532,704    129,850,236    145,546,914    36,916,076
---------------------------------------------------------------------------------------------------------------------------------

(1) For period June 17, 1999 (commencement of operations) to Dec. 31, 1999.

(2) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

60      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                     SEGREGATED ASSET SUBACCOUNTS
                                          ---------------------------------------------------
PERIOD ENDED DEC. 31, 1999                  FND(1)         FGI          FVL(2)       FIF(2)

 OPERATIONS
---------------------------------------------------------------------------------------------
Investment income (loss) -- net           $    4,555   $    897,652   $   (5,358)  $   (3,575)
Net realized gain (loss) on investments           (1)            --         (152)           4
Net change in unrealized appreciation or
  depreciation of investments                133,002     82,169,165      (92,108)     215,657
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  137,556     83,066,817      (97,618)     212,086
---------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------
Contract purchase payments                   118,620     66,735,825      577,584      383,289
Net transfers(3)                           2,347,944    102,414,630    2,724,001    2,065,584
Transfers for policy loans                   (21,099)    (1,732,626)      (8,531)      (6,529)
Policy charges                               (11,753)   (10,168,519)     (40,814)     (25,161)
Contract terminations:
  Surrender benefits                              --    (11,787,739)     (18,455)          --
  Death benefits                                  --       (387,767)          --           --
---------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                             2,433,712    145,073,804    3,233,785    2,417,183
---------------------------------------------------------------------------------------------
Net assets at beginning of year                   --    161,742,515           --           --
---------------------------------------------------------------------------------------------
Net assets at end of year                 $2,571,268   $389,883,136   $3,136,167   $2,629,269
---------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------
Units outstanding at beginning of year            --    102,425,500           --           --
Contract purchase payments                   108,601     38,132,462      641,844      373,226
Net transfers(3)                           2,152,171     58,551,273    2,987,395    2,012,241
Transfers for policy loans                   (18,420)      (976,717)      (9,499)      (6,412)
Policy charges                               (10,660)    (5,804,932)     (45,259)     (24,482)
Contract terminations:
  Surrender benefits                              --     (6,544,476)     (21,818)          --
  Death benefits                                  --       (221,893)          --           --
---------------------------------------------------------------------------------------------
Units outstanding at end of year           2,231,692    185,561,217    3,552,663    2,354,573
---------------------------------------------------------------------------------------------

                                              SEGREGATED ASSET SUBACCOUNTS          COMBINED
                                          ------------------------------------      VARIABLE
PERIOD ENDED DEC. 31, 1999                 FPH(2)        FNO          FSC(2)        ACCOUNT
 OPERATIONS
---------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ (1,708)  $    333,727   $   89,530   $   17,330,345
Net realized gain (loss) on investments      2,391          5,294        3,642       14,203,274
Net change in unrealized appreciation or
  depreciation of investments               18,205    139,915,127    1,004,239    1,151,469,642
----------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 18,888    140,254,148    1,097,411    1,183,003,261
----------------------------------------
 CONTRACT TRANSACTIONS
---------------------------------------------------------------------------------------------
Contract purchase payments                 170,255     53,441,061      522,647      430,600,765
Net transfers(3)                           762,044     67,841,939    2,652,310      205,920,575
Transfers for policy loans                  (1,541)    (1,595,377)      (6,585)     (22,365,655)
Policy charges                             (10,152)    (7,804,283)     (41,150)    (100,129,663)
Contract terminations:
  Surrender benefits                            --    (11,315,549)          --     (128,176,566)
  Death benefits                                --       (260,939)          --       (7,720,871)
----------------------------------------
Increase (decrease) from contract
  transactions                             920,606    100,306,852    3,127,222      378,128,585
----------------------------------------
Net assets at beginning of year                 --    136,125,549           --    2,122,622,146
----------------------------------------
Net assets at end of year                 $939,494   $376,686,549   $4,224,633   $3,683,753,992
----------------------------------------
 ACCUMULATION UNIT ACTIVITY
---------------------------------------------------------------------------------------------
Units outstanding at beginning of year          --     92,520,119           --
Contract purchase payments                 174,672     31,989,524      389,191
Net transfers(3)                           781,573     40,098,196    2,097,477
Transfers for policy loans                  (1,549)      (929,699)      (4,861)
Policy charges                             (10,414)    (4,653,440)     (31,064)
Contract terminations:
  Surrender benefits                            --     (6,321,827)          --
  Death benefits                                --       (164,046)          --
----------------------------------------
Units outstanding at end of year           944,282    152,538,827    2,450,743
----------------------------------------

(1) For period Nov. 1, 1999 (commencement of operations) to Dec. 31, 1999.

(2) For period May 3, 1999 (commencement of operations) to Dec. 31, 1999.

(3) Includes transfer activity from (to) other subaccounts and transfers from
    (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      61

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS
                                          ------------------------------------------------------------------
YEAR ENDED DEC. 31, 1998                       U             Y            V            IL            X

 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $120,534,461  $   555,192  $ 4,809,314  $  8,185,695  $ 39,559,165
Net realized gain (loss) on investments      1,708,312       48,490       35,271       146,223       500,878
Net change in unrealized appreciation or
  depreciation of investments              (54,778,267)     143,444   (1,588,877)   27,604,400    24,071,107
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           67,464,506      747,126    3,255,708    35,936,318    64,131,150
------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 131,410,140    3,068,352   16,568,072    43,374,689    77,494,858
Net transfers(1)                            34,512,161       53,255    4,116,034    14,647,773    18,929,696
Transfers for policy loans                  (9,132,065)     (80,357)    (674,976)   (2,119,714)   (4,854,390)
Policy charges                             (33,270,686)    (899,151)  (4,896,101)   (8,039,269)  (23,227,333)
Contract terminations:
  Surrender benefits                       (23,336,785)    (327,256)  (1,937,895)   (5,022,065)  (15,414,416)
  Death benefits                            (2,020,055)     (72,670)    (233,686)     (398,029)   (1,378,719)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              98,162,710    1,742,173   12,941,448    42,443,385    51,549,696
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            724,715,982   10,102,198   66,597,027   164,245,032   445,981,599
------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $890,343,198  $12,591,497  $82,794,183  $242,624,735  $561,662,445
------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     181,225,095    4,935,518   30,615,038    93,664,100   125,875,176
Contracts purchase payments                 33,079,510    1,443,628    7,413,809    21,932,881    20,914,302
Net transfers(1)                             8,570,310         (294)   1,826,332     7,154,080     5,128,103
Transfers for policy loans                  (2,227,458)     (37,323)    (301,509)   (1,072,377)   (1,313,581)
Policy charges                              (8,392,023)    (423,666)  (2,191,418)   (4,060,677)   (6,275,456)
Contract terminations:
  Surrender benefits                        (5,791,106)    (154,579)    (867,738)   (2,527,911)   (4,147,133)
  Death benefits                              (493,206)     (34,619)    (104,548)     (198,163)     (372,761)
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           205,971,122    5,728,665   36,389,966   114,891,933   139,808,650
------------------------------------------------------------------------------------------------------------

                                                   SEGREGATED ASSET SUBACCOUNTS                   COMBINED
                                          -----------------------------------------------         VARIABLE
YEAR ENDED DEC. 31, 1998                       W               FGI               FNO              ACCOUNT
 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,227,709      $  1,246,929      $    190,284      $  176,308,749
Net realized gain (loss) on investments           (88)           42,662               (12)          2,481,736
Net change in unrealized appreciation or
  depreciation of investments                      50        26,122,797        21,170,328          42,744,982
----------------------------------------  -------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           1,227,671        27,412,388        21,360,600         221,535,467
----------------------------------------  -------------------------------------------------------------------
 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 22,533,012        38,889,216        33,203,965         366,542,304
Net transfers(1)                          (12,918,560)       51,456,625        38,403,499         149,200,483
Transfers for policy loans                    (55,561)         (594,550)         (793,889)        (18,305,502)
Policy charges                             (3,021,126)       (5,030,171)       (4,074,024)        (82,457,861)
Contract terminations:
  Surrender benefits                       (1,277,678)       (1,558,456)       (1,507,870)        (50,382,421)
  Death benefits                              (20,106)         (120,690)          (87,018)         (4,330,973)
----------------------------------------  -------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              5,239,981        83,041,974        65,144,663         360,266,030
----------------------------------------  -------------------------------------------------------------------
Net assets at beginning of year            28,270,372        51,288,153        49,620,286       1,540,820,649
----------------------------------------  -------------------------------------------------------------------
Net assets at end of year                 $34,738,024      $161,742,515      $136,125,549      $2,122,622,146
----------------------------------------  -------------------------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     17,863,880        41,101,142        41,573,554
Contracts purchase payments                13,938,851        28,706,679        26,100,519
Net transfers(1)                           (8,013,780)       37,992,736        29,942,354
Transfers for policy loans                    (34,006)         (441,852)         (628,537)
Policy charges                             (1,868,460)       (3,704,506)       (3,213,466)
Contract terminations:
  Surrender benefits                         (791,849)       (1,141,804)       (1,184,846)
  Death benefits                              (12,468)          (86,895)          (69,459)
----------------------------------------  -------------------------------------------------------------------
Units outstanding at end of year           21,082,168       102,425,500        92,520,119
----------------------------------------  -------------------------------------------------------------------

1 Includes transfer activity from (to) other subaccounts and transfers from (to) IDS Life's fixed account.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------

62      VARIABLE UNIVERSAL LIFE POLICY

IDS LIFE VARIABLE LIFE SEPARATE ACCOUNT -- FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS
                                          ------------------------------------------------------------------
YEAR ENDED DEC. 31, 1997                       U             Y            V            IL            X

 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 17,615,048  $   549,986  $ 3,734,415  $  3,174,966  $ 34,563,583
Net realized gain (loss) on investments      1,048,675      (21,925)      85,311        38,508       451,109
Net change in unrealized appreciation or
  depreciation of investments               96,070,257      182,848      286,967     2,355,317    24,614,820
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                          114,733,980      710,909    4,106,693     5,568,791    59,629,512
------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 123,570,339    2,402,678   15,053,091    42,899,371    72,845,044
Net transfers(1)                            33,103,308     (810,517)    (239,083)   27,901,000    21,193,067
Transfers for policy loans                  (8,713,893)    (111,242)    (546,324)   (1,682,789)   (5,307,297)
Policy charges                             (29,122,591)    (809,036)  (4,215,454)   (6,477,870)  (20,456,659)
Contract terminations:
  Surrender benefits                       (18,607,496)    (418,878)  (1,766,331)   (2,719,919)  (11,491,981)
  Death benefits                            (1,276,530)     (63,523)    (247,537)     (279,136)   (1,781,799)
------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                              98,953,137      189,482    8,038,362    59,640,657    55,000,375
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year            511,028,865    9,201,807   54,451,972    99,035,584   331,351,712
------------------------------------------------------------------------------------------------------------
Net assets at end of year                 $724,715,982  $10,102,198  $66,597,027  $164,245,032  $445,981,599
------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     153,373,376    4,856,455   26,774,670    59,452,809   109,309,116
Contract purchase payments                  34,678,477    1,231,725    7,178,911    24,446,022    22,016,619
Net transfers(1)                             9,264,513     (435,528)    (114,293)   16,110,287     6,349,838
Transfers for policy loans                  (2,427,763)     (56,371)    (259,393)     (959,477)   (1,607,411)
Policy charges                              (8,157,111)    (415,413)  (2,008,118)   (3,690,168)   (6,182,237)
Contract terminations:
  Surrender benefits                        (5,158,329)    (212,344)    (837,375)   (1,538,186)   (3,467,220)
  Death benefits                              (348,068)     (33,006)    (119,364)     (157,187)     (543,529)
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year           181,225,095    4,935,518   30,615,038    93,664,100   125,875,176
------------------------------------------------------------------------------------------------------------

                                              SEGREGATED ASSET SUBACCOUNTS          COMBINED
                                          -------------------------------------     VARIABLE
YEAR ENDED DEC. 31, 1997                       W           FGI          FNO         ACCOUNT
 OPERATIONS
------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net           $ 1,011,358  $  (127,843) $  (206,714) $   60,314,799
Net realized gain (loss) on investments          (144)          --           --       1,601,534
Net change in unrealized appreciation or
  depreciation of investments                     141    3,092,969    5,147,244     131,750,563
----------------------------------------  -----------------------------------------------------
Net increase (decrease) in net assets
  resulting
  from operations                           1,011,355    2,965,126    4,940,530     193,666,896
----------------------------------------  -----------------------------------------------------
 CONTRACT TRANSACTIONS
------------------------------------------------------------------------------------------------------------
Contract purchase payments                 17,423,616   13,841,301   13,991,080     302,026,520
Net transfers(1)                           (4,227,737)  34,880,409   30,282,735     142,083,182
Transfers for policy loans                   (290,773)    (200,323)    (223,063)    (17,075,704)
Policy charges                             (2,208,148)  (1,233,735)  (1,274,804)    (65,798,297)
Contract terminations:
  Surrender benefits                         (792,989)    (246,589)    (436,800)    (36,480,983)
  Death benefits                              (55,408)      (8,789)      (9,988)     (3,722,710)
----------------------------------------  -----------------------------------------------------
Increase (decrease) from contract
  transactions                              9,848,561   47,032,274   42,329,160     321,032,008
----------------------------------------  -----------------------------------------------------
Net assets at beginning of year            17,410,456    1,290,753    2,350,596   1,026,121,745
----------------------------------------  -----------------------------------------------------
Net assets at end of year                 $28,270,372  $51,288,153  $49,620,286  $1,540,820,649
----------------------------------------  -----------------------------------------------------
 ACCUMULATION UNIT ACTIVITY
------------------------------------------------------------------------------------------------------------
Units outstanding at beginning of year     11,458,041    1,288,668    2,406,142
Contract purchase payments                 11,237,391   11,617,761   12,833,138
Net transfers(1)                           (2,674,428)  29,596,543   28,094,106
Transfers for policy loans                   (188,211)    (167,885)    (203,109)
Policy charges                             (1,421,377)  (1,026,899)  (1,156,378)
Contract terminations:
  Surrender benefits                         (511,680)    (199,141)    (390,852)
  Death benefits                              (35,856)      (7,905)      (9,493)
----------------------------------------  -----------------------------------------------------
Units outstanding at end of year           17,863,880   41,101,142   41,573,554
----------------------------------------  -----------------------------------------------------

 1 Includes transfer activity from (to) other subaccounts and transfers from
(to) IDS Life's fixed account.

See accompanying notes to financial statements. Combined

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      63

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

IDS Life Variable Life Separate Account (the Variable Account) was established under Minnesota law on Oct. 16, 1985 as a segregated asset account of IDS Life Insurance Company (IDS Life). The Variable Account is registered as a single unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Variable Account commenced on Jan. 20, 1986.

The Variable Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following portfolios or funds (the Funds), which are registered under the 1940 Act as diversified, open-end management investment companies and have the following investment managers.

SUBACCOUNT      INVESTS EXCLUSIVELY IN SHARES OF
---------------------------------------------------------------------------------------
U               IDS Life Series Fund -- Equity Portfolio
FEI             IDS Life Series Fund -- Equity Income Portfolio
Y               IDS Life Series Fund -- Government Securities Portfolio
V               IDS Life Series Fund -- Income Portfolio
IL              IDS Life Series Fund -- International Equity Portfolio
X               IDS Life Series Fund -- Managed Portfolio
W               IDS Life Series Fund -- Money Market Portfolio
FND             AXP(SM) Variable Portfolio -- New Dimensions Fund
FGI             AIM V.I. Growth and Income Fund
FVL             American Century VP - Value
FIF             FTVIPT Templeton International Securities Fund - Class 2
FPH             Putnam VT High Yield Fund - Class IB Shares
FNO             Putnam VT New Opportunities Fund - Class IA Shares
FSC             Warburg Pincus Trust - Small Company Growth Portfolio
---------------------------------------------------------------------------------------

SUBACCOUNT      INVESTMENT MANAGER
--------------  ---------------------------------------------------------------
U               IDS Life Insurance Company(1)
FEI             IDS Life Insurance Company(1)
Y               IDS Life Insurance Company(1)
V               IDS Life Insurance Company(1)
IL              IDS Life Insurance Company(1)
X               IDS Life Insurance Company(1)
W               IDS Life Insurance Company(1)
FND             IDS Life Insurance Company(1)
FGI             A I M Management Group Inc.
FVL             American Century Investment Management, Inc.
FIF             Templeton Investment Counsel, Inc.
FPH             Putnam Investment Management, Inc.
FNO             Putnam Investment Management, Inc.
FSC             Warburg Pincus Asset Management, Inc.
--------------

(1)  American Express Financial Corporation (AEFC) is the investment advisor.

The assets of each subaccount of the Variable Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by IDS Life.

IDS Life serves as the distributor of the Flexible Premium Variable Life Policy.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS
Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Fund. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

--------------------------------------------------------------------------------

64      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES
IDS Life is taxed as a life insurance company. The Variable Account is treated as part of IDS Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Variable Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

IDS Life makes contractual assurances to the Variable Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Variable Account. The mortality and expense risk fee paid to IDS Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which IDS Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

IDS Life deducts a policy fee of $5 per month. The policy fee is waived for policies with an initial specified amount of $250,000 or more. This charge reimburses IDS Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. IDS Life does not anticipate that it will make any profit on this charge. IDS Life reserves the right to change this charge in the future, but guarantees that it will never exceed $7.50 per month.

4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month IDS Life deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

IDS Life deducts a premium expense charge of 5% from each premium payment. It partially compensates IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. It also compensates IDS Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

6. SURRENDER CHARGE

There are surrender charges for surrenders and lapses during the first 10 policy years and in the 10 years following an increase in specified amount. This charge is level for the first 5 years and then decreases monthly until it is zero at the end of 10 years. The surrender charge reimburses IDS Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially compensates IDS Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. Charges by IDS Life for surrenders are not identified on

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      65

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $19,803,247 in 1999, $17,936,810 in 1998 and $14,502,145 in
1997. Such charges are not treated as a separate expense of the subaccounts or Variable Account. They are ultimately deducted from surrender benefits paid by IDS Life.

7. INVESTMENT IN SHARES

The subaccounts' investment in shares of the Funds as of Dec. 31, 1999 were as follows:

SUBACCOUNT  INVESTMENT                             SHARES     NAV
-------------------------------------------------------------------
            IDS Life Series Fund -- Equity
U           Portfolio                            32,979,115  $49.82
            IDS Life Series Fund -- Equity
FEI         Income Portfolio                        132,322    9.76
            IDS Life Series Fund -- Government
Y           Securities Portfolio                  1,818,189    9.61
            IDS Life Series Fund -- Income
V           Portfolio                             8,972,720    9.37
            IDS Life Series Fund --
IL          International Equity Portfolio       15,453,852   24.10
            IDS Life Series Fund -- Managed
X           Portfolio                            31,270,035   23.10
            IDS Life Series Fund -- Money
W           Market Portfolio                     62,711,466    1.00
            AXP(SM) Variable Portfolio -- New
FND         Dimensions Fund                         108,225   22.86
FGI         AIM V.I. Growth and Income Fund      12,341,980   31.59
FVL         American Century VP - Value             527,087    5.95
            FTVIPT Templeton International
FIF         Securities Fund - Class 2               118,810   22.13
            Putnam VT High Yield Fund -
FPH         Class IB Shares                          84,792   11.08
            Putnam VT New Opportunities Fund -
FNO         Class IA Shares                       8,651,505   43.54
            Warburg Pincus Trust - Small
FSC         Company Growth Portfolio                161,246   26.20
-------------------------------------------------------------------

8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                       YEAR ENDED DEC. 31,
SUBACCOUNT  INVESTMENT                          1999          1998          1997
-------------------------------------------------------------------------------------
            IDS Life Series Fund -- Equity
U           Portfolio                       $ 57,885,806  $226,733,888  $121,966,988
            IDS Life Series Fund -- Equity
FEI(1)      Income Portfolio                   1,261,908            --            --
            IDS Life Series Fund --
            Government Securities
Y           Portfolio                          9,358,277     5,166,525     4,076,984
            IDS Life Series Fund -- Income
V           Portfolio                         13,627,497    20,320,237    15,630,034
            IDS Life Series Fund --
IL          International Equity Portfolio    43,509,708    52,222,291    63,357,169
            IDS Life Series Fund --
X           Managed Portfolio                 55,621,786    94,424,448    92,732,258
            IDS Life Series Fund -- Money
W           Market Portfolio                  36,889,934    19,356,076    20,383,104
            AXP(SM) Variable Portfolio --
FND(2)      New Dimensions Fund                2,340,938            --            --
            AIM V.I. Growth and Income
FGI         Fund                             145,851,660    84,722,297    46,942,418
FVL(3)      American Century VP - Value        3,233,511            --            --
            FTVIPT Templeton International
FIF(3)      Securities Fund - Class 2          2,415,956            --            --
            Putnam VT High Yield Fund -
FPH(3)      Class IB Shares                    1,090,143            --            --
            Putnam VT New Opportunities
FNO         Fund - Class IA Shares           100,554,450    65,398,582    42,159,212
            Warburg Pincus Trust - Small
FSC(3)      Company Growth Portfolio           3,237,284            --            --
-------------------------------------------------------------------------------------
            Combined Variable Account       $476,878,858  $568,344,344  $407,248,167
-------------------------------------------------------------------------------------

(1)  Operations commenced on June 17, 1999.
(2)  Operations commenced on Nov. 1, 1999.
(3)  Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------

66      VARIABLE UNIVERSAL LIFE POLICY

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

9. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of IDS Life and the Variable Account. All of the major systems used by IDS Life and the Variable Account are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. IDS Life's and the Variable Account's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to IDS Life and the Variable Account, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve any potential problems including modification to existing software and the purchase of new software. As of Dec. 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of Dec. 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of third parties whose system failures could have an impact on IDS Life's and the Variable Account's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. As of Dec. 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since Jan. 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on IDS Life's and the Variable Account's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      67

FLEXIBLE PREMIUM VARIABLE LIFE SUBACCOUNTS

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,      1999     1998     1997     1996     1995    1994    1993    1992    1991    1990
---------------------------------------------------------------------------------------------------------

SUBACCOUNT U (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- EQUITY PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $4.32    $4.00    $3.33    $2.80    $2.04   $2.01   $1.79   $1.71   $1.04   $1.10
Accumulation unit
  value at end of
  period                $7.75    $4.32    $4.00    $3.33    $2.80   $2.04   $2.01   $1.79   $1.71   $1.04
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)       211,900  205,971  181,225  153,373  112,398  86,672  54,422  35,765  20,713  13,993
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FEI(1) (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- EQUITY INCOME PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $0.97       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         1,385       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT Y (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- GOVERNMENT SECURITIES PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.20    $2.05    $1.89    $1.89    $1.62   $1.71   $1.54   $1.46   $1.26   $1.20
Accumulation unit
  value at end of
  period                $2.14    $2.20    $2.05    $1.89    $1.89   $1.62   $1.71   $1.54   $1.46   $1.26
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         8,219    5,729    4,936    4,856    3,992   3,949   3,444   2,556   1,504   1,096
---------------------------------------------------------------------------------------------------------

SUBACCOUNT V (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INCOME PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.28    $2.18    $2.03    $1.98    $1.65   $1.74   $1.53   $1.41   $1.23   $1.17
Accumulation unit
  value at end of
  period                $2.26    $2.28    $2.18    $2.03    $1.98   $1.65   $1.74   $1.53   $1.41   $1.23
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)        37,533   36,390   30,615   26,775   21,094  16,248  13,255   8,848   6,088   4,646
---------------------------------------------------------------------------------------------------------

SUBACCOUNT IL(2) (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- INTERNATIONAL EQUITY PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $2.11    $1.75    $1.67    $1.36    $0.99   $1.00      --      --      --      --
Accumulation unit
  value at end of
  period                $2.87    $2.11    $1.75    $1.67    $1.36   $0.99      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)       129,850  114,892   93,664   59,453   18,303   2,582      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT X (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MANAGED PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $4.02    $3.54    $3.03    $2.67    $2.27   $2.27   $1.91   $1.75   $1.34   $1.25
Accumulation unit
  value at end of
  period                $4.96    $4.02    $3.54    $3.03    $2.67   $2.27   $2.27   $1.91   $1.75   $1.34
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)       145,547  139,809  125,875  109,309   89,226  70,903  45,870  30,475  21,753  15,649
---------------------------------------------------------------------------------------------------------

SUBACCOUNT W (INVESTING IN SHARES OF IDS LIFE SERIES FUND -- MONEY MARKET PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $1.65    $1.58    $1.52    $1.46    $1.40   $1.36   $1.34   $1.31   $1.25   $1.17
Accumulation unit
  value at end of
  period                $1.71    $1.65    $1.58    $1.52    $1.46   $1.40   $1.36   $1.34   $1.31   $1.25
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)        36,916   21,082   17,864   11,458    7,292   4,148   2,911   2,981   2,876   2,221
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

68      VARIABLE UNIVERSAL LIFE POLICY

YEAR ENDED DEC. 31,      1999     1998     1997     1996     1995    1994    1993    1992    1991    1990
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FND(3) (INVESTING IN SHARES OF AXP(SM) VARIABLE PORTFOLIO -- NEW DIMENSIONS
FUND-REGISTERED TRADEMARK-)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $1.15       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         2,232       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FGI(4) (INVESTING IN SHARES OF AIM V.I. GROWTH AND INCOME FUND)
Accumulation unit
  value at beginning
  of period             $1.58    $1.25    $1.00    $1.00       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $2.10    $1.58    $1.25    $1.00       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)       185,561  102,426   41,101    1,289       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FVL(5) (INVESTING IN SHARES OF AMERICAN CENTURY VP -- VALUE FUND)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $0.88       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         3,553       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FIF (5) (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SECURITIES FUND -- CLASS 2)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $1.12       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         2,355       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FPH(5) (INVESTING IN SHARES OF PUTNAM VT HIGH YIELD FUND -- CLASS IB SHARES)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $0.99       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)           944       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FNO(4) (INVESTING IN SHARES OF PUTNAM VT NEW OPPORTUNITIES FUND -- CLASS IA SHARES)
Accumulation unit
  value at beginning
  of period             $1.47    $1.19    $0.98    $1.00       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $2.47    $1.47    $1.19    $0.98       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)       152,539   92,520   41,574    2,406       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

SUBACCOUNT FSC(5) (INVESTING IN SHARES OF WARBURG PINCUS TRUST -- SMALL COMPANY GROWTH PORTFOLIO)
Accumulation unit
  value at beginning
  of period             $1.00       --       --       --       --      --      --      --      --      --
Accumulation unit
  value at end of
  period                $1.72       --       --       --       --      --      --      --      --      --
Number of
  accumulation units
  outstanding at end
  of period
  (000 omitted)         2,451       --       --       --       --      --      --      --      --      --
---------------------------------------------------------------------------------------------------------

(1)  Operations commenced on June 17, 1999.
(2)  Operations commenced on Oct. 28, 1994.
(3)  Operations commenced on Nov. 1, 1999.
(4)  Operations commenced on Nov. 22, 1996.
(5)  Operations commenced on May 3, 1999.

--------------------------------------------------------------------------------

                                               PROSPECTUS -- MAY 1, 2000      69

IDS LIFE INSURANCE COMPANY
FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS
IDS LIFE INSURANCE COMPANY
We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly-owned subsidiary of American Express Financial Corporation) as of December 31, 1999 and 1998, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1999 and 1998, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.

ERNST & YOUNG LLP
February 3, 2000
Minneapolis, Minnesota

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-1

IDS LIFE INSURANCE COMPANY

CONSOLIDATED BALANCE SHEETS

DECEMBER 31, ($ THOUSANDS)                   1999         1998
 ASSETS
------------------------------------------------------------------
Investments:
  Fixed maturities:
    Held to maturity, at amortized cost
    (fair value:
    1999, $7,105,743; 1998, $8,420,035)   $ 7,156,292  $ 7,964,114
    Available for sale, at fair value
    (amortized cost:
    1999, $13,703,137; 1998,
    $13,344,949)                           13,049,549   13,613,139
------------------------------------------------------------------
                                           20,205,841   21,577,253
Mortgage loans on real estate               3,606,377    3,505,458
Policy loans                                  561,834      525,431
Other investments                             506,797      366,604
------------------------------------------------------------------
    Total investments                      24,880,849   25,974,746
Cash and cash equivalents                      32,333       22,453
Amounts recoverable from reinsurers           327,168      262,260
Amounts due from brokers                          145          327
Other accounts receivable                      48,578       47,963
Accrued investment income                     343,449      366,574
Deferred policy acquisition costs           2,665,175    2,496,352
Deferred income taxes, net                    216,020           --
Other assets                                   33,089       30,487
Separate account assets                    35,894,732   27,349,401
------------------------------------------------------------------
Total assets                              $64,441,538  $56,550,563
------------------------------------------------------------------

 LIABILITIES AND STOCKHOLDER'S EQUITY
------------------------------------------------------------------
Liabilities:
Future policy benefits:
Fixed annuities                           $20,552,159  $21,172,303
Universal life-type insurance               3,391,203    3,343,671
Traditional life insurance                    226,842      225,306
Disability income and long-term care
  insurance                                   811,941      660,320
Policy claims and other policyholders'
  funds                                        24,600       70,309
Deferred income taxes, net                         --       16,930
Amounts due to brokers                        148,112      195,406
Other liabilities                             579,678      410,285
Separate account liabilities               35,894,732   27,349,401
------------------------------------------------------------------
Total liabilities                          61,629,267   53,443,931
------------------------------------------------------------------
Commitments and contingencies
Stockholder's equity:
  Capital stock, $30 par value per
  share;
100,000 shares authorized, issued and
  outstanding                                   3,000        3,000
Additional paid-in capital                    288,327      288,327
Accumulated other comprehensive (loss)
  income, net of tax:
Net unrealized securities (losses) gains     (411,230)     169,584
------------------------------------------------------------------
Retained earnings                           2,932,174    2,645,721
------------------------------------------------------------------
Total stockholder's equity                  2,812,271    3,106,632
------------------------------------------------------------------
Total liabilities and stockholder's
  equity                                  $64,441,538  $56,550,563
==================================================================

See accompanying notes.

--------------------------------------------------------------------------------

F-2      IDS LIFE INSURANCE COMPANY

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF INCOME

YEARS ENDED DECEMBER 31, ($ THOUSANDS)       1999         1998        1997
 REVENUES:
-----------------------------------------------------------------------------
Premiums:
Traditional life insurance                $   53,790   $   53,132  $   52,473
Disability income and long-term care
  insurance                                  201,637      176,298     154,021
-----------------------------------------------------------------------------
Total premiums                               255,427      229,430     206,494
Policyholder and contractholder charges      411,994      383,965     341,726
Management and other fees                    473,108      401,057     340,892
Net investment income                      1,919,573    1,986,485   1,988,389
Net realized gain on investments              26,608        6,902         860
-----------------------------------------------------------------------------
Total revenues                             3,086,710    3,007,839   2,878,361
-----------------------------------------------------------------------------

 BENEFITS AND EXPENSES:
-----------------------------------------------------------------------------
Death and other benefits:
Traditional life insurance                    29,819       29,835      28,951
Universal life-type insurance and
  investment contracts                       118,561      108,349      92,814
Disability income and long-term care
  insurance                                   30,622       27,414      22,333
Increase in liabilities for future
  policy benefits:
Traditional life insurance                     7,311        6,052       3,946
Disability income and long-term care
  insurance                                   87,620       73,305      63,631
Interest credited on universal life-type
  insurance and investment contracts       1,240,575    1,317,124   1,386,448
Amortization of deferred policy
  acquisition costs                          332,705      382,642     322,731
Other insurance and operating expenses       335,180      287,326     276,596
-----------------------------------------------------------------------------
Total benefits and expenses                2,182,393    2,232,047   2,197,450
-----------------------------------------------------------------------------
Income before income taxes                   904,317      775,792     680,911
Income taxes                                 267,864      235,681     206,664
-----------------------------------------------------------------------------
Net income                                $  636,453   $  540,111  $  474,247
=============================================================================

See accompanying notes.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-3

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                                                                            ACCUMULATED
                                                                                               OTHER
                                                        TOTAL                  ADDITIONAL  COMPREHENSIVE
                                                    STOCKHOLDER'S   CAPITAL     PAID-IN    (LOSS) INCOME,   RETAINED
THREE YEARS ENDED DECEMBER 31, 1999 ($ THOUSANDS)      EQUITY        STOCK      CAPITAL      NET OF TAX     EARNINGS
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1996                            $2,444,080     $3,000     $283,615     $  86,102     $2,071,363
Comprehensive income:
Net income                                               474,247         --           --            --        474,247
Unrealized holding gains arising during the year,
  net of deferred policy acquisition costs of
  ($7,714) and taxes of ($75,215)                        139,686         --           --       139,686             --
Reclassification adjustment for losses included in
  net income, net of tax of ($308)                           571         --           --           571             --
Other comprehensive income                               140,257         --           --       140,257             --
---------------------------------------------------------------------------------------------------------------------
Comprehensive income                                     614,504         --           --            --             --
Capital contribution from parent                           7,232         --        7,232            --             --
Cash dividends to parent                                (200,000)        --           --            --       (200,000)
---------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1997                             2,865,816      3,000      290,847       226,359      2,345,610
Comprehensive income:
Net income                                               540,111         --           --            --        540,111
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of
  $6,333 and taxes of $32,826                            (60,964)        --           --       (60,964)            --
Reclassification adjustment for losses included in
  net income, net of tax of ($2,254)                       4,189         --           --         4,189             --
Other comprehensive loss                                 (56,775)        --           --       (56,775)            --
Comprehensive income                                     483,336         --           --            --             --
Other changes                                             (2,520)        --       (2,520)           --             --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (240,000)        --           --            --       (240,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                             3,106,632      3,000      288,327       169,584      2,645,721

---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1998                            $3,106,632     $3,000     $288,327     $ 169,584     $2,645,721
Comprehensive income:
Net income                                               636,453         --           --            --        636,453
Unrealized holding losses arising during the year,
  net of deferred policy acquisition costs of
  $28,444 and taxes of $304,936                         (566,311)        --           --      (566,311)            --
Reclassification adjustment for gains included in
  net income, net of tax of $7,810                       (14,503)        --           --       (14,503)            --
---------------------------------------------------------------------------------------------------------------------
Other comprehensive loss                                (580,814)        --           --      (580,814)            --
Comprehensive income                                      55,639         --           --            --             --
---------------------------------------------------------------------------------------------------------------------
Cash dividends to parent                                (350,000)        --           --            --       (350,000)
---------------------------------------------------------------------------------------------------------------------
Balance, December 31, 1999                            $2,812,271     $3,000     $288,327     $(411,230)    $2,932,174
---------------------------------------------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

F-4      IDS LIFE INSURANCE COMPANY

IDS LIFE INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

YEARS ENDED DECEMBER 31, ($ THOUSANDS)       1999         1998         1997
 CASH FLOWS FROM OPERATING ACTIVITIES:
-------------------------------------------------------------------------------
Net income                                $   636,453  $   540,111  $   474,247
Adjustments to reconcile net income to
  net cash provided by operating
  activities: Policy loans, excluding
  universal life-type insurance:
Issuance                                      (56,153)     (53,883)     (54,665)
Repayment                                      54,105       57,902       46,015
Change in amounts recoverable from
  reinsurers                                  (64,908)     (56,544)     (47,994)
Change in other accounts receivable              (615)     (10,068)       6,194
Change in accrued investment income            23,125       (9,184)     (14,077)
Change in deferred policy acquisition
  costs, net                                 (140,379)     (10,443)    (156,486)
Change in liabilities for future policy
  benefits for traditional life,
  disability income and long-term care
  insurance                                   153,157      138,826      112,915
Change in policy claims and other
  policyholders' funds                        (45,709)       1,964      (15,289)
Deferred income tax provision (benefit)        79,796      (19,122)      19,982
Change in other liabilities                   169,395       64,902       13,305
(Accretion of discount), amortization of
  premium, net                                (17,907)       9,170       (5,649)
Net realized gain on investments              (26,608)      (6,902)        (860)
Policyholder and contractholder charges,
  non-cash                                   (175,059)    (172,396)    (160,885)
Other, net                                     (5,324)      10,786        7,161
-------------------------------------------------------------------------------
Net cash provided by operating
  activities                              $   583,369  $   485,119  $   223,914

 CASH FLOWS FROM INVESTING ACTIVITIES:
-------------------------------------------------------------------------------
Fixed maturities held to maturity:
Purchases                                 $    (3,030) $    (1,020) $    (1,996)
Maturities, sinking fund payments and
  calls                                       741,949    1,162,731      686,503
Sales                                          66,547      236,963      236,761
Fixed maturities available for sale:
Purchases                                  (3,433,128)  (4,100,238)  (3,160,133)
Maturities, sinking fund payments and
  calls                                     1,442,507    2,967,311    1,206,213
Sales                                       1,691,389      278,955      457,585
Other investments, excluding policy
  loans:
Purchases                                    (657,383)    (555,647)    (524,521)
Sales                                         406,684      579,038      335,765
Change in amounts due from brokers                182        8,073        2,647
Change in amounts due to brokers              (47,294)    (186,052)     119,471
-------------------------------------------------------------------------------
Net cash provided by (used in) investing
  activities                                  208,423      390,114     (641,705)

 CASH FLOWS FROM FINANCING ACTIVITIES:
-------------------------------------------------------------------------------
Activity related to universal life-type
  insurance and investment contracts:
Considerations received                     2,031,630    1,873,624    2,785,758
Surrenders and other benefits              (3,669,759)  (3,792,612)  (3,736,242)
Interest credited to account balances       1,240,575    1,317,124    1,386,448
Universal life-type insurance policy
  loans:
Issuance                                     (102,239)     (97,602)     (84,835)
Repayment                                      67,881       67,000       54,513
Capital transaction with parent                    --           --        7,232
Dividends paid                               (350,000)    (240,000)    (200,000)
-------------------------------------------------------------------------------
Net cash (used in) provided by financing
  activities                                 (781,912)    (872,466)     212,874
-------------------------------------------------------------------------------
Net increase (decrease) in cash and cash
  equivalents                                   9,880        2,767     (204,917)
Cash and cash equivalents at beginning
  of year                                      22,453       19,686      224,603
-------------------------------------------------------------------------------
Cash and cash equivalents at end of year  $    32,333  $    22,453  $    19,686
-------------------------------------------------------------------------------

See accompanying notes.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-5

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS ($ THOUSANDS)

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS
IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly-owned subsidiary of American Express Financial Corporation (AEFC), which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company, American Partners Life Insurance Company and American Express Corporation.

The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

BASIS OF PRESENTATION
The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All significant intercompany accounts and transactions have been eliminated in consolidation.

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of the related deferred policy acquisition costs effect and deferred taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

--------------------------------------------------------------------------------

F-6      IDS LIFE INSURANCE COMPANY

Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment of mortgage loans is measured as the excess of a loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

The Company may purchase and write index options to hedge the fee income earned on the management of equity securities in separate accounts and the underlying mutual funds. These index options are carried at market value and are included in other investments or other liabilities, as appropriate. Gains or losses on index options that qualify as hedges are deferred and recognized in management and other fees in the same period as the hedged fee income.

The Company also uses index options to manage the risks related to a certain annuity product that pay interest based upon the relative change in a major stock market index between the beginning and end of the product's term. Purchased options used in conjunction with this product are reported in other investments and written options are included in other liabilities. The amortization of the cost of purchased options, the proceeds of written options and the changes in intrinsic value of the contracts are included in net investment income.

Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

STATEMENTS OF CASH FLOWS
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost, which approximates fair value.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-7

Supplementary information to the consolidated statements of cash flows for the years ended December 31 is summarized as follows:

                                       1999      1998      1997
-----------------------------------------------------------------
Cash paid during the year for:
Income taxes                         $214,940  $215,003  $174,472
Interest on borrowings                  4,521    14,529     8,213

RECOGNITION OF PROFITS ON ANNUITY CONTRACTS AND INSURANCE POLICIES
Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

The retrospective deposit method is used in accounting for universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

Policyholder and contractholder charges include the monthly cost of insurance charges, issue and administrative fees and surrender charges. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees from underlying proprietary mutual funds and mortality and expense risk fees received from the variable annuity and variable life insurance separate accounts.

DEFERRED POLICY ACQUISITION COSTS
The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized using primarily the interest method. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 1999, unlocking adjustments resulted in a net decrease in amortization of $56.8 million. Net unlocking adjustments in 1998 and 1997 were not significant.

LIABILITIES FOR FUTURE POLICY BENEFITS
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

--------------------------------------------------------------------------------

F-8      IDS LIFE INSURANCE COMPANY

Liabilities for equity indexed deferred annuities are determined as the present value of guaranteed benefits and the intrinsic value of index-based benefits.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Liabilities for future benefits on traditional life insurance are based on the net level premium method, using anticipated mortality, policy persistency and interest earning rates. Anticipated mortality rates are based on established industry mortality tables. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates range from 4% to 10%, depending on policy form, issue year and policy duration.

Liabilities for future disability income and long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method, using anticipated morbidity, mortality, policy persistency and interest earning rates. Anticipated morbidity and mortality rates are based on established industry morbidity and mortality tables. Anticipated policy persistency rates vary by policy form, issue age, policy duration and, for disability income policies, occupation class. Anticipated interest rates for disability income and long-term care policy reserves are 3% to 9.5% at policy issue and grade to ultimate rates of 5% to 7% over 5 to 10 years.

Claim reserves are calculated based on claim continuance tables and anticipated interest earnings. Anticipated claim continuance rates are based on established industry tables. Anticipated interest rates for claim reserves for both disability income and long-term care range from 5% to 8%.

REINSURANCE
The maximum amount of life insurance risk retained by the Company is $750 on any policy insuring a single life and $1,500 on any policy insuring a joint-life combination. Beginning in 1999, the Company retains only 20% of the mortality risk on new variable universal life insurance policies. Risk not retained is reinsured with other life insurance companies, primarily on a yearly renewable term basis. Long-term care policies are primarily reinsured on a coinsurance basis. The Company retains all disability income and waiver of premium risk. Beginning in 2000, the Company will retain all accidental death benefit risk.

FEDERAL INCOME TAXES
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 1999 and 1998 are $852 receivable from and $26,291 payable to, respectively, AEFC for federal income taxes.

SEPARATE ACCOUNT BUSINESS
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners. The Company receives investment management fees from the proprietary mutual funds used as investment options for variable annuities and variable life insurance. The Company receives mortality and expense risk fees from the separate accounts.

--------------------------------------------------------------------------------

                                                  IDS LIFE INSURANCE COMPANY F-9

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

ACCOUNTING CHANGES
American Institute of Certified Public Accountants (AICPA) Statement of Position
(SOP) 98-1, "Accounting for Costs of Computer Software Developed or Obtained for Internal Use" became effective January 1, 1999. The SOP requires the capitalization of certain costs incurred after the date of adoption to develop or obtain software for internal use. Software utilized by the Company is owned by AEFC and capitalized by AEFC. As a result, the new rule did not have a material impact on the Company's results of operations or financial condition.

Effective January 1, 1999, the Company adopted AICPA SOP 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments," providing guidance for the timing of recognition of liabilities related to guaranty fund assessments. The Company had historically carried a liability for estimated guaranty fund assessment exposure. Adoption of the SOP did not have a material impact on the Company's results of operations or financial condition.

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities," which is effective January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, and for hedging activities. It requires the recognition of all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. The accounting for changes in the fair value of a derivative depends on the intended use of the derivative and the resulting designation. The ultimate financial effect of adoption of the new rule will depend on the derivatives in place at adoption and cannot be estimated at this time.

2. INVESTMENTS

Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

--------------------------------------------------------------------------------

F-10      IDS LIFE INSURANCE COMPANY

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1999 are as follows:

                                              GROSS       GROSS
                                AMORTIZED   UNREALIZED  UNREALIZED     FAIR
HELD TO MATURITY                   COST       GAINS       LOSSES      VALUE
------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $   37,613   $   236     $  2,158   $   35,691
State and municipal
  obligations                        9,681       150           --        9,831
Corporate bonds and
  obligations                    5,713,475    91,571      113,350    5,691,696
Mortgage-backed securities       1,395,523     4,953       31,951    1,368,525
------------------------------------------------------------------------------
                                $7,156,292   $96,910     $147,459   $7,105,743
------------------------------------------------------------------------------

                                               GROSS       GROSS
                                 AMORTIZED   UNREALIZED  UNREALIZED     FAIR
AVAILABLE FOR SALE                 COST        GAINS       LOSSES       VALUE
--------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $    46,325   $   612     $  2,231   $    44,706
State and municipal
  obligations                        13,226       519          191        13,554
Corporate bonds and
  obligations                     7,960,352    60,120      560,450     7,460,022
Mortgage-backed securities        5,683,234     9,692      161,659     5,531,267
--------------------------------------------------------------------------------
Total fixed maturities           13,703,137    70,943      724,531    13,049,549
Equity securities                     3,000        16           --         3,016
--------------------------------------------------------------------------------
                                $13,706,137   $70,959     $724,531   $13,052,565
--------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at December 31, 1998 are as follows:

                                              GROSS       GROSS
                                AMORTIZED   UNREALIZED  UNREALIZED     FAIR
HELD TO MATURITY                   COST       GAINS       LOSSES       VALUE
-------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $   39,888   $  4,460    $    --    $   44,348
State and municipal
  obligations                        9,683        490         --        10,173
Corporate bonds and
  obligations                    6,305,476    447,752     27,087     6,726,141
Mortgage-backed securities       1,609,067     30,458        152     1,639,373
-------------------------------------------------------------------------------
                                $7,964,114   $483,160    $27,239    $8,420,035
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-11

                                               GROSS       GROSS
                                 AMORTIZED   UNREALIZED  UNREALIZED     FAIR
AVAILABLE FOR SALE                 COST        GAINS       LOSSES       VALUE
--------------------------------------------------------------------------------
U.S. Government agency
  obligations                   $    52,043   $  3,324    $     --   $    55,367
State and municipal
  obligations                        11,060      1,231          --        12,291
Corporate bonds and
  obligations                     7,332,344    271,174     155,181     7,448,337
Mortgage-backed securities        5,949,502    151,511       3,869     6,097,144
--------------------------------------------------------------------------------
Total fixed maturities           13,344,949    427,240     159,050    13,613,139
Equity securities                     3,000        158          --         3,158
--------------------------------------------------------------------------------
                                $13,347,949   $427,398    $159,050   $13,616,297
--------------------------------------------------------------------------------

The amortized cost and fair value of investments in fixed maturities at December 31, 1999 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                          AMORTIZED      FAIR
HELD TO MATURITY                             COST       VALUE
----------------------------------------------------------------
Due in one year or less                   $  238,740  $  239,747
Due from one to five years                 2,996,713   3,012,721
Due from five to ten years                 1,922,199   1,893,918
Due in more than ten years                   603,117     590,832
Mortgage-backed securities                 1,395,523   1,368,525
----------------------------------------------------------------
                                          $7,156,292  $7,105,743
----------------------------------------------------------------

                                           AMORTIZED      FAIR
AVAILABLE FOR SALE                           COST         VALUE
------------------------------------------------------------------
Due in one year or less                   $   271,381  $   274,415
Due from one to five years                    595,747      592,533
Due from five to ten years                  4,936,041    4,669,573
Due in more than ten years                  2,216,734    1,981,761
Mortgage-backed securities                  5,683,234    5,531,267
------------------------------------------------------------------
                                          $13,703,137  $13,049,549
------------------------------------------------------------------

During the years ended December 31, 1999, 1998 and 1997, fixed maturities classified as held to maturity were sold with amortized cost of $68,470, $230,036 and $229,848, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' credit worthiness.

Fixed maturities available for sale were sold during 1999 with proceeds of $1,691,389 and gross realized gains and losses of $36,568 and $14,255, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $278,955 and gross realized gains and losses of $15,658 and $22,102, respectively. Fixed maturities available for sale were sold during 1997 with proceeds of $457,585 and gross realized gains and losses of $6,639 and $7,518, respectively.

At December 31, 1999, bonds carried at $14,559 were on deposit with various states as required by law.

--------------------------------------------------------------------------------

F-12      IDS LIFE INSURANCE COMPANY

At December 31, 1999, investments in fixed maturities comprised 81 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $3.7 billion which are rated by AEFC's internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

RATING                                       1999         1998
------------------------------------------------------------------
Aaa/AAA                                   $ 7,144,280  $ 7,629,628
Aaa/AA                                          1,920        2,277
Aa/AA                                         301,728      308,053
Aa/A                                          314,168      301,325
A/A                                         2,598,300    2,525,283
A/BBB                                       1,014,566    1,148,736
Baa/BBB                                     6,319,549    6,237,014
Baa/BB                                        348,849      492,696
Below investment grade                      2,816,069    2,664,051
------------------------------------------------------------------
                                          $20,859,429  $21,309,063
------------------------------------------------------------------

At December 31, 1999, 90 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than one percent of the Company's total investments in fixed maturities.

At December 31, 1999, approximately 14 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                   DECEMBER 31, 1999         DECEMBER 31, 1998
                                ON BALANCE   COMMITMENTS  ON BALANCE   COMMITMENTS
REGION                             SHEET     TO PURCHASE     SHEET     TO PURCHASE
----------------------------------------------------------------------------------
East North Central              $  715,998    $ 10,380    $  750,705    $ 16,393
West North Central                 555,635      42,961       491,006      81,648
South Atlantic                     867,838      23,317       839,233      21,020
Middle Atlantic                    428,051       1,806       476,448       6,169
New England                        259,243       4,415       263,761       2,824
Pacific                            238,299       3,466       195,851      16,946
West South Central                 144,607       4,516       136,841       1,412
East South Central                  43,841          --        46,029          --
Mountain                           381,148       9,380       345,379       8,473
----------------------------------------------------------------------------------
                                 3,634,660     100,241     3,545,253     154,885
Less allowance for losses           28,283          --        39,795          --
----------------------------------------------------------------------------------
                                $3,606,377    $100,241    $3,505,458    $154,885
----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-13

                                   DECEMBER 31, 1999         DECEMBER 31, 1998
                                ON BALANCE   COMMITMENTS  ON BALANCE   COMMITMENTS
PROPERTY TYPE                      SHEET     TO PURCHASE     SHEET     TO PURCHASE
----------------------------------------------------------------------------------
Department/retail stores        $1,158,712    $ 33,829    $1,139,349    $ 59,305
Apartments                         887,538      11,343       960,808       9,272
Office buildings                   931,234      26,062       783,576      50,450
Industrial buildings               309,845       5,525       298,549      13,263
Hotels/motels                      103,625          --       109,185      14,122
Medical buildings                  114,045          --       124,369          --
Nursing/retirement homes            45,935          --        46,696          --
Mixed use                           66,893          --        65,151          --
Other                               16,833      23,482        17,570       8,473
----------------------------------------------------------------------------------
                                 3,634,660     100,241     3,545,253     154,885
Less allowance for losses           28,283          --        39,795          --
----------------------------------------------------------------------------------
                                $3,606,377    $100,241    $3,505,458    $154,885
----------------------------------------------------------------------------------

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 1999 and 1998, the Company's recorded investment in impaired loans was $21,375 and $24,941, respectively, with allowances of $5,750 and $6,662, respectively. During 1999 and 1998, the average recorded investment in impaired loans was $23,815 and $37,873, respectively.

The Company recognized $1,190, $1,809 and $2,981 of interest income related to impaired loans for the years ended December 31, 1999, 1998 and 1997 respectively.

The following table presents changes in the allowance for losses related to all loans:

                                      1999     1998     1997
--------------------------------------------------------------
Balance, January 1                   $39,795  $38,645  $37,495
Provision (reduction) for
  investment losses                   (9,512)   7,582    8,801
Loan payoffs                            (500)    (800)  (3,851)
Foreclosures and writeoffs            (1,500)  (5,632)  (3,800)
--------------------------------------------------------------
Balance, December 31                 $28,283  $39,795  $38,645
--------------------------------------------------------------

At December 31, 1999, the Company had no commitments to purchase investments other than mortgage loans.

--------------------------------------------------------------------------------

F-14      IDS LIFE INSURANCE COMPANY

Net investment income for the years ended December 31 is summarized as follows:

                                        1999        1998        1997
-----------------------------------------------------------------------
Interest on fixed maturities         $1,598,059  $1,676,984  $1,692,481
Interest on mortgage loans              285,921     301,253     305,742
Other investment income                  70,892      43,518      25,089
Interest on cash equivalents              5,871       5,486       5,914
-----------------------------------------------------------------------
                                      1,960,743   2,027,241   2,029,226
Less investment expenses                 41,170      40,756      40,837
-----------------------------------------------------------------------
                                     $1,919,573  $1,986,485  $1,988,389
-----------------------------------------------------------------------

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                      1999     1998     1997
--------------------------------------------------------------
Fixed maturities                     $22,387  $12,084  $16,115
Mortgage loans                        10,211   (5,933)  (6,424)
Other investments                     (5,990)     751   (8,831)
--------------------------------------------------------------
                                     $26,608  $ 6,902  $   860
--------------------------------------------------------------

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                       1999       1998      1997
------------------------------------------------------------------
Fixed maturities available for sale  $(921,778) $(93,474) $223,441
Equity securities                         (142)     (203)       53

3. INCOME TAXES

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The income tax expense (benefit) for the years ended December 31 consists of the following:

                                       1999      1998      1997
-----------------------------------------------------------------
Federal income taxes:
Current                              $178,444  $244,946  $176,879
Deferred                               79,796   (16,602)   19,982
-----------------------------------------------------------------
                                      258,240   228,344   196,861
State income taxes-current              9,624     7,337     9,803
-----------------------------------------------------------------
Income tax expense                   $267,864  $235,681  $206,664
-----------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-15

Increases (decreases) to the income tax provision applicable to pretax income based on the statutory rate are attributable to:

                                 1999              1998              1997
                           PROVISION  RATE   PROVISION  RATE   PROVISION  RATE
-------------------------------------------------------------------------------
Federal income taxes
  based on the statutory
  rate                     $316,511   35.0%  $271,527   35.0%  $238,319   35.0%
Tax-excluded interest and
  dividend income            (9,626)  (1.1)   (12,289)  (1.6)   (10,294)  (1.5)
State taxes, net of
  federal benefit             6,256    0.7      4,769    0.6      6,372    0.9
Affordable housing
  credits                   (31,000)  (3.4)   (19,688)  (2.5)   (20,705)  (3.0)
Other, net                  (14,277)  (1.6)    (8,638)  (1.1)    (7,028)  (1.0)
-------------------------------------------------------------------------------
Total income taxes         $267,864   29.6%  $235,681   30.4%  $206,664   30.4%
-------------------------------------------------------------------------------

A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At December 31, 1999, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

Significant components of the Company's deferred tax assets and liabilities as of December 31 are as follows:

                                            1999      1998
------------------------------------------------------------
Deferred tax assets:
Policy reserves                           $733,647  $756,769
Unrealized loss on available for sale
  investments                              221,431        --
Investments, other                           1,873        --
Life insurance guaranty fund assessment
  reserve                                    4,789    15,289
Other                                           --     4,253
------------------------------------------------------------
Total deferred tax assets                  961,740   776,311
------------------------------------------------------------
Deferred tax liabilities:
Deferred policy acquisition costs          740,837   698,471
Unrealized gain on available for sale
  investments                                   --    91,315
Investments, other                              --     3,455
Other                                        4,883        --
------------------------------------------------------------
Total deferred tax liabilities             745,720   793,241
------------------------------------------------------------
Net deferred tax assets (liabilities)     $216,020  $(16,930)
------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY

Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus

--------------------------------------------------------------------------------

F-16      IDS LIFE INSURANCE COMPANY
aggregated $1,693,356 as of December 31, 1999 and $1,598,203 as of December 31, 1998 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 2000 in excess of approximately $418,845 would require approval of the Department of Commerce of the State of Minnesota.

Statutory net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

                                        1999        1998        1997
-----------------------------------------------------------------------
Statutory net income                 $  478,173  $  429,903  $  379,615
Statutory capital and surplus         1,978,406   1,883,405   1,765,290

5. RELATED PARTY TRANSACTIONS

The Company loans funds to AEFC under a collateral loan agreement. The balance of the loan was $nil at December 31, 1999 and 1998. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. Interest income on related party loans totaled $nil, $nil and $103 in 1999, 1998 and 1997, respectively.

The Company participates in the American Express Company Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $223, $211 and $201 in 1999, 1998 and 1997, respectively.

The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1999, 1998 and 1997 were $1,906, $1,503 and $1,245, respectively.

The Company participates in defined benefit health care plans of AEFC that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of AEFC. AEFC expenses these benefits and allocates the expenses to its subsidiaries. The Company's share of postretirement benefits in 1999, 1998 and 1997 was $1,147, $1,352 and $1,330, respectively.

Charges by AEFC for use of joint facilities, technology support, marketing services and other services aggregated $485,177, $411,337 and $414,155 for 1999, 1998 and 1997, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. COMMITMENTS AND CONTINGENCIES

At December 31, 1999, 1998 and 1997, traditional life insurance and universal life-type insurance in force aggregated $89,271,957, $81,074,928 and $74,730,720 respectively, of which $8,281,576, $4,912,313 and $4,351,904 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $76,970, $66,378 and $60,495 and reinsurance recovered from reinsurers amounted to $27,816, $20,982, and $19,042 for the years ended December 31, 1999, 1998 and
1997, respectively. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-17

In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits. The Company had been named as a co-defendant in all three lawsuits. It is expected the settlement will provide $215 million of benefits to more than 2 million class participants. The agreement in principle to settle also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies including a definitive agreement and court approval. The settlement costs allocated to the Company are included in the accompanying 1999 statement of income and did not have a material impact on the Company's consolidated financial position or results from operations.

The Company is named as a defendant in various other lawsuits. The outcome of any litigation cannot be predicted with certainty. In the opinion of management, however, the ultimate resolution of these lawsuits, taken in aggregate should not have a material adverse effect on the Company's consolidated financial position.

The IRS routinely examines the Company's federal income tax returns and is currently completing the audit for the 1990 through 1992 tax years. Management does not believe there will be a material adverse effect on the Company's consolidated financial position as a result of this audit.

7. LINES OF CREDIT

The Company has available lines of credit with its parent aggregating $200,000 ($100,000 committed and $100,000 uncommitted). The interest rate for any borrowings is established by reference to various indices plus 20 to 45 basis points, depending on the term. Borrowings outstanding under this agreement were $50,000 uncommitted at December 31, 1999 and $nil at December 31, 1998.

8. DERIVATIVE FINANCIAL INSTRUMENTS

The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk and equity market risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate or equity market index. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors and index options is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit risk.

--------------------------------------------------------------------------------

F-18      IDS LIFE INSURANCE COMPANY

The Company's holdings of derivative financial instruments are as follows:

                                 NOTIONAL   CARRYING    FAIR    TOTAL CREDIT
DECEMBER 31, 1999                 AMOUNT     AMOUNT    VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
  Interest rate caps            $2,500,000  $ 9,685   $ 12,773    $12,773
  Interest rate floors           1,000,000      602        319        319
  Options purchased                180,897   49,789     61,745     61,745
Liabilities:
  Options written                   43,262   (1,677)    (2,402)        --
Off balance sheet:
  Interest rate swaps            1,267,000       --    (17,582)        --
                                            -------   --------    -------
                                            $58,399   $ 54,853    $74,837
                                            =======   ========    =======

                                 NOTIONAL   CARRYING    FAIR    TOTAL CREDIT
DECEMBER 31, 1998                 AMOUNT     AMOUNT    VALUE      EXPOSURE
----------------------------------------------------------------------------
Assets:
  Interest rate caps            $3,400,000  $ 15,985  $  4,256    $ 4,256
  Interest rate floors           1,000,000     1,082    13,971     13,971
  Options purchased                110,912    24,094    29,453     29,453
Liabilities:
  Options purchased/written        265,454   (10,526)  (11,062)        --
Off balance sheet:
  Interest rate swaps            1,667,000        --   (73,477)        --
                                            --------  --------    -------
                                            $ 30,635  $(36,859)   $47,680
                                            ========  ========    =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps, floors and swaps expire on various dates from 2000 to 2003. The purchased and written options expire on various dates from 2000 to 2006.

Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

The Company also uses interest rate swaps to manage interest rate risk related to the level of fee income earned on the management of fixed income securities in separate accounts and the underlying mutual funds. The amount of fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, changing interest rate conditions could impact the Company's fee income significantly. The Company entered into interest rate swaps to hedge anticipated fee income for 1999 related to separate accounts and mutual funds which invest in fixed income securities. Interest was reported in management and other fees.

The Company offers an annuity product that pays interest based upon the relative change in a major stock market index between the beginning and end of the product's term. As a means of hedging its obligation under the provisions of this product, the Company purchases and writes options on the major stock market index.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-19

Index options are used to manage the equity market risk related to the fee income that the Company receives from its separate accounts and the underlying mutual funds. The amount of the fee income received is based upon the daily market value of the separate account and mutual fund assets. As a result, the Company's fee income could be impacted significantly by fluctuations in the equity market. The Company entered into index option collars (combination of puts and calls) to hedge anticipated fee income for 1999 and 1998 related to separate accounts and mutual funds which invest in equity securities. Testing demonstrated the impact of these instruments on the income statement closely correlates with the amount of fee income the Company realizes. At December 31, 1999 deferred losses on purchased put and written call index options were $nil. At December 31, 1998 deferred losses on purchased put and written call index options were $2,933 and deferred gains on written call index options were $7,435, respectively.

9. FAIR VALUES OF FINANCIAL INSTRUMENTS

The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded.

Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                          1999                      1998
                                 CARRYING       FAIR       CARRYING       FAIR
FINANCIAL ASSETS                   VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
Investments:
  Fixed maturities (Note 2):
    Held to maturity            $ 7,156,292  $ 7,105,743  $ 7,964,114  $ 8,420,035
    Available for sale           13,049,549   13,049,549   13,613,139   13,613,139
  Mortgage loans on real
    estate (Note 2)               3,606,377    3,541,958    3,505,458    3,745,617
  Other:
    Equity securities (Note 2)        3,016        3,016        3,158        3,158
    Derivative financial
      Instruments (Note 8)           60,076       74,837       41,161       47,680
    Other                             2,258        2,258       28,872       28,872
Cash and cash equivalents
  (Note 1)                           32,333       32,333       22,453       22,453
Separate account assets (Note
  1)                             35,894,732   35,894,732   27,349,401   27,349,401

                                          1999                      1998
                                 CARRYING       FAIR       CARRYING       FAIR
FINANCIAL LIABILITIES              VALUE        VALUE        VALUE        VALUE
----------------------------------------------------------------------------------
Future policy benefits for
  fixed annuities               $19,189,170  $18,591,859  $19,855,203  $19,144,838
  Derivative financial
    instruments (Note 8)              1,677       19,984       10,526       84,539
Separate account liabilities     31,869,184   31,016,081   25,005,732   24,179,115

At December 31, 1999 and 1998, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,270,094 and $1,226,985, respectively, and policy loans of $92,895 and $90,115, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 1999 and 1998. The fair value of deferred

--------------------------------------------------------------------------------

F-20      IDS LIFE INSURANCE COMPANY
annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1999 and 1998.

At December 31, 1999 and 1998, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $4,025,548 and $2,343,669, respectively.

10. YEAR 2000 (UNAUDITED)

The Year 2000 issue is the result of computer programs having been written using two digits rather than four to define a year. Any programs that have time-sensitive software may recognize a date using "00" as the year 1900 rather than 2000. This could result in the failure of major systems or miscalculations, which could have a material impact on the operations of the Company. All of the major systems used by the Company are maintained by AEFC and are utilized by multiple subsidiaries and affiliates of AEFC. The Company's businesses are heavily dependent upon AEFC's computer systems and have significant interaction with systems of third parties.

A comprehensive review of AEFC's computer systems and business processes, including those specific to the Company, was conducted to identify the major systems that could be affected by the Year 2000 issue. Steps were taken to resolve potential problems including modification to existing software and the purchase of new software. As of December 31, 1999, AEFC had completed its program of corrective measures on its internal systems and applications, including Year 2000 compliance testing. As of December 31, 1999, AEFC had also completed an evaluation of the Year 2000 readiness of other third parties whose system failures could have an impact on the Company's operations.

AEFC's Year 2000 project also included establishing Year 2000 contingency plans for all key business units. Business continuation plans, which address business continuation in the event of a system disruption, are in place for all key business units. At December 31, 1999, these plans had been amended to include specific Year 2000 considerations.

In assessing its Year 2000 initiatives and the results of actual production since January 1, 2000, management believes no material adverse consequences were experienced, and there was no material effect on the Company's business, results of operations, or financial condition as a result of the Year 2000 issue.

--------------------------------------------------------------------------------

                                                 IDS LIFE INSURANCE COMPANY F-21


                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

The By-Laws of IDS Life Insurance Company provide that:

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party, by reason of the fact that he is or was a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of this Corporation, or is or was serving at the direction of the Corporation as a Manager of Variable Annuity Funds A and B, director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, to any threatened, pending or completed action, suit or proceeding, wherever brought, to the fullest extent permitted by the laws of the State of Minnesota, as now existing or hereafter amended, provided that this Article shall not indemnify or protect any such Manager of Variable Annuity Funds A and B, director, officer, employee or agent against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of his duties or by reason of his reckless disregard of his obligations and duties.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

REPRESENTATIONS PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                 CONTENTS OF THE REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

         The facing sheet.

         The prospectus consisting of 66 pages.

         The undertakings to file reports.

         The signatures.

         The following exhibits:

1.   A.   Copies of all exhibits required by paragraph A of instructions for
          Exhibits in Form N-8B-2 to the Registration Statement.

          (1)      (a)      Resolution of Board of Directors of IDS Life
                            Insurance Company establishing the Trust, adopted
                            May 9, 1985, filed electronically as Exhibit 1(a) to Post-Effective Amendment No. 12, File
                            No. 33-11165 is incorporated herein by reference.

                   (b) Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16, 1985, filed electronically as
                            Exhibit 1(b) to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

          (2)      Not applicable.

          (3)      (a)      Not applicable.

                   (b)      (1) Form of Division Vice President's Employment
                                Agreement dated November 1991, filed
                                electronically as Exhibit 3(b)1 to Post
                                Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                            (2) Form of District Manager's Rider to IDS Life
                                Insurance Company, Personal Financial Planner's Agreement dated November 1986, filed electronically as Exhibit 3(b)2 to Post Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                            (3) Form of Personal Financial Planner's
                                Agreement dated November 1986, filed
                                electronically as Exhibit 3(b)3 to
                                Post Effective Amendment No. 13,
                                File No. 33-11165 is incorporated
                                herein by reference.

                   (c) Schedules of Sales Commissions are filed electronically herewith.

          (4)      Not applicable.

          (5)      (a)      Flexible Premium Variable Life Insurance Policy
                            filed with the Original Registration Statement
                            (File No. 33-11165) on December 31, 1986 and incorporated herein by reference.

                   (b)      Flexible Premium Variable Life Insurance
                            Policy (VUL-3)filed electronically as Exhibit 1.A.
                            (5)(b) to Registrant's Form S-6 with Pre-Effective Amendment No. 1, File No. 333-69777.

          (6)      (a)      Certificate of Incorporation of IDS Life
                            Insurance Company, dated July 23, 1957,
                            filed electronically as Exhibit 1.A.(6)(a) to Post-Effective Amendment No. 12, File No.
                            33-11165 is incorporated herein by
                            reference.

                   (b) Amended By-Laws of IDS Life Insurance Company, filed electronically to Post-Effective Amendment No. 12, File No. 33-11165 is incorporated herein by reference.

          (7)      Not applicable.

          (8)      (a) Form of Investment Management and
                       Services Agreement dated December 17, 1985 between IDS Life and IDS Life Series Fund, Inc., filed electronically as Exhibit 8(a) to Post-Effective Amendment No. 13, File No. 33-11165 is incorporated herein by reference.

                   (b) Form of Investment Advisory Agreement dated July 11, 1984 between IDS Life and IDS Financial Services Inc. relating to the Variable Accounts, filed electronically as
                       Exhibit 8(a)to Post-Effective Amendment No. 13, File
                       No. 33-11165 is incorporated herein by reference.

          (9)      None.

          (10) Application form for the Flexible Premium Variable Life Insurance Policy is filed electronically herewith as
                   Exhibit 1.A.(10) to Registrant's Form S-6 Pre-Effective Amendment No. 1, File No. 333-69777.

          (11) IDS Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 1.A.(11) to Registrant's Form S-6 with Pre-Effective Amendment No. 1, File No. 333-69777.

     B.   (1)      Not applicable.

          (2)      Not applicable.

     C.   Not applicable.

2. Opinion of counsel is filed electronically herewith.

3. Not applicable.

4. Not applicable.

5. Not applicable.

6. Actuarial opinion of Mark Gorham, F.S.A., M.A.A.A., Actuarial Director, Insurance Product Development is filed electronically herewith.

7.       (a)      Written actuarial consent of Mark Gorham, F.S.A.,  M.A.A.A.,
                  Actuarial Director, Insurance Product Development is filed electronically herewith.

         (b) Written auditor consent of Ernst & Young LLP is filed electronically herewith.

         (c) Power of Attorney to sign amendments to this Registration Statement dated April 20, 2000 is filed electronically herewith.

8.       (a)      Board Resolution for establishment of 41 subaccounts
                  dated April 25, 2000 is filed electronically herewith.

         (b) Board Resolution for establishment of subaccount FND, to invest in shares of AXP(SM) Variable Portfolio - New Dimensions Fund dated October 29, 1999.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, IDS Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectivesnes of this Amendment to its Registration Statement putsuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 25th day of April, 2000.


                                 IDS Life Variable Life Separate Account
                                                   (Registrant)

                                 By IDS Life Insurance Company
                                                   (Sponsor)

                                 By /s/   Richard W. Kling*
                                          Richard W. Kling,
                                          Director and President


Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2000.

Signature                                 Title

/s/  Timothy V. Bechtold*                 Executive Vice President, Risk
     Timothy V. Bechtold                  Management Products

/s/  Richard W. Kling*                    Director and President
     Richard W. Kling

/s/  Jeffrey S. Horton**                  Vice President and Treasurer
     Jeffrey S. Horton

/s/  David R. Hubers*                     Director
     David R. Hubers

/s/  Paul F. Kolkman*                     Director and Executive Vice
     Paul F. Kolkman                      President

/s/  Paula R. Meyer*                      Director and Executive Vice President,
     Paula R. Meyer                       Assured Assets

/s/  James A. Mitchell*                   Director and Chairman of the Board
     James A. Mitchell

/s/  Pamela J. Moret                      Director and Executive Vice President,
     Pamela J. Moret                      Variable Assets

/s/  Barry J. Murphy*                     Director and Executive Vice
     Barry J. Murphy                      President, Client Service

/s/  Stuart A. Sedlacek*                  Director and Executive Vice President
     Stuart A. Sedlacek

/s/  Philip C. Wentzel**                  Vice President and Controller
     Philip C. Wentzel


*Signed pursuant to Power of Attorney dated April 20, 2000 filed electronically herewith.


By:


/s/  Mary Ellyn Minenko
     Mary Ellyn Minenko
     Vice President, Assistant
     General Counsel and Assistant Secretary